Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
JUNE 30, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
690 Asylum Avenue
Hartford, CT 06105
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Roza Kogan
Senior Analyst
Investor Relations
Phone (860) 547-5748
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of August 3, 2005

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Hartford Life Limited (IRL)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-1	F1	A-2	P-2
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended June 30, 2005 and 2004	C-3
	Six Months Ended June 30, 2005 and 2004	C-4
Consolidating Balance Sheets
	As of June 30, 2005 and December 31, 2004	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
	Computation of Return-on-Equity Measures	C-9
	Weighted Average Share Analysis	C-10

LIFE
	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of March 31, 2005	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Other Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other — Account Value Rollforward	L-14
Institutional Solutions Group
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value and Asset Rollforward	L-18
Individual Life
	Income Statements	L-19
	Supplemental Data	L-20
	Account Value Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23
	International — Japan Supplemental Data	L-24

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
Consolidating Underwriting Results
	Three Months Ended June 30, 2005	PC-3
	Six Months Ended June 30, 2005	PC-4
	Ongoing Property & Casualty Underwriting Results	PC-5
	Business Insurance Underwriting Results	PC-6
	Business Insurance Written and Earned Premiums	PC-7
	Personal Lines Underwriting Results	PC-8
	Personal Lines Written and Earned Premiums	PC-9
	Specialty Commercial Underwriting Results	PC-10
	Specialty Commercial Written and Earned Premiums	PC-11
	Statistical Premium Information (Year over Year)	PC-12
	Other Operations Underwriting Results	PC-13
	Other Operations Claims and Claim Adjustment Expenses	PC-14
	Summary of Gross Asbestos Reserves	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended June 30, 2005 and 2004	PC-17
	Six Months Ended June 30, 2005 and 2004	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of June 30, 2005	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information.

•	Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

•	Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company’s property and casualty segments, such as net investment income, net servicing income, net realized capital gains and losses, other expenses and income taxes.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2005 presentation. Specifically, the Company reclassified amounts assessed against certain contractholder balances during the three and six months ended June 30, 2004 from net investment income to fee income.

•	NM — Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.
i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure operating income as an important measure of the Company’s operating performance. Operating income is net income, before the after-tax effect of net realized capital gains and losses and the cumulative effect of accounting changes. The Company believes operating income provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable from period to period and are primarily based on market conditions unrelated to the Company’s insurance operations. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income for the periods presented herein is set forth at page C-8. Operating income per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income per share for the periods presented herein is set forth at page C-8.

•	The Hartford uses the non-GAAP financial measure operating income, before tax related items, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of tax related items because these items are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income, before tax related items, for the periods presented herein is set forth at page C-8. Operating income, before tax related items, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income, before tax related items, per share for the periods presented herein is set forth at page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (operating income last twelve months to equity excluding AOCI) and ROE (operating income, before tax related items and Bancorp litigation, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (operating income last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (operating income, before tax related items and Bancorp litigation, last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income, before tax related items and Bancorp litigation, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP operating income financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.
ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month		3 Month		JUNE 30,
	2004	2004	2004	2005	2005	Change		Change		2004	2005	Change
HIGHLIGHTS
Net income	$433	$494	$620	$666	$602	39%		(10%)		$1,001	$1,268	27%
Operating income [1]	$403	$468	$596	$583	$613	52%		5%		$904	$1,196	32%
Operating income, before tax related items [1]	$403	$252	$596	$583	$613	52%		5%		$904	$1,196	32%
Total revenues	$5,444	$5,416	$6,101	$5,991	$6,057	11%		1%		$11,176	$12,048	8%
Total assets	$240,219	$246,489	$259,735	$261,420	$268,382	12%		3%
Total assets under management [2]	$268,526	$274,961	$291,696	$293,311	$302,625	13%		3%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.48	$1.68	$2.11	$2.26	$2.03	37%		(10%)		$3.44	$4.28	24%
Operating income [1]	$1.38	$1.60	$2.03	$1.98	$2.06	49%		4%		$3.11	$4.04	30%
Operating income, before tax related items [1]	$1.38	$0.86	$2.03	$1.98	$2.06	49%		4%		$3.11	$4.04	30%
Diluted earnings per share
Net income	$1.46	$1.66	$2.08	$2.21	$1.98	36%		(10%)		$3.38	$4.19	24%
Operating income [1]	$1.35	$1.57	$2.00	$1.93	$2.02	50%		5%		$3.05	$3.95	30%
Operating income, before tax related items [1]	$1.35	$0.85	$2.00	$1.93	$2.02	50%		5%		$3.05	$3.95	30%
Weighted average common shares outstanding (basic)	292.3	293.2	293.8	294.8	297.1	4.8	sh	2.3	sh	291.1	296.0	4.9	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	297.5	297.5	298.1	301.3	303.9	6.4	sh	2.6	sh	296.2	302.6	6.4	sh
Common shares outstanding	293.0	293.5	294.2	296.5	298.7	5.7	sh	2.2	sh	293.0	298.7	5.7	sh
Book value per share	$41.89	$46.51	$48.40	$47.93	$52.19	25%		9%
Per share impact of AOCI	$1.63	$4.81	$4.85	$2.33	$4.75	191%		104%
Book value per share (excluding AOCI)	$40.26	$41.70	$43.55	$45.60	$47.44	18%		4%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [3]	15.1%	15.6%	16.3%	16.0%	17.1%	2.0		1.1
ROE (operating income last 12 months to equity excluding AOCI) [3]	15.6%	16.2%	17.0%	16.5%	17.4%	1.8		0.9
ROE (operating income, before tax related items and Bancorp litigation, last 12 months to equity excluding AOCI) [3]	15.9%	14.3%	15.1%	14.7%	15.7%	(0.2)		1.0
Debt to capitalization including AOCI	28.6%	26.5%	25.7%	25.7%	23.1%	(5.5)		(2.6)
Investment yield, after-tax	3.9%	3.9%	3.9%	3.9%	3.8%	(0.1)		(0.1)		3.9%	3.8%	(0.1)
Ongoing Property & Casualty GAAP combined ratio	91.4	108.9	90.2	88.6	87.0	4.4		1.6		90.6	87.8	2.8

[1]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. See p. C-8 for reconciliation of net income to operating income and to operating income, before tax related items.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See p. C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Life
Retail Products Group
Individual Annuity	$112	$127	$132	$134	$141	26%	5%	$224	$275	23%
Other Retail [1]	14	13	17	18	(6)	NM	NM	29	12	(59%)

Total Retail Products Group	126	140	149	152	135	7%	(11%)	253	287	13%
Institutional Solutions Group	28	33	35	40	32	14%	(20%)	57	72	26%
Individual Life	37	44	39	39	39	5%	—	71	78	10%
Group Benefits	48	70	64	59	64	33%	8%	95	123	29%
Other [2]	14	19	20	(52)	17	21%	NM	33	(35)	NM

Life operating income, before tax related items [3]	253	306	307	238	287	13%	21%	509	525	3%
Tax related items	—	190	—	—	—	—	—	—	—	—

Total Life operating income [3]	253	496	307	238	287	13%	21%	509	525	3%

Property & Casualty
Ongoing Operations Underwriting Results
Business Insurance	97	(25)	63	118	141	45%	19%	322	259	(20%)
Personal Lines	75	(137)	94	127	188	151%	48%	181	315	74%
Specialty Commercial	29	(58)	86	40	5	(83%)	(88%)	(81)	45	NM

Total Ongoing Operations underwriting results	201	(220)	243	285	334	66%	17%	422	619	47%
Other Operations underwriting results [4]	(214)	(110)	(59)	(28)	(110)	49%	NM	(279)	(138)	51%

Total Property & Casualty underwriting results	(13)	(330)	184	257	224	NM	(13%)	143	481	NM
Net investment income	295	309	333	337	328	11%	(3%)	606	665	10%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	3	1	1	—	—	(100%)	—	7	—	(100%)
Net servicing and other income	21	10	2	13	15	(29%)	15%	30	28	(7%)
Other expenses	(60)	(53)	(54)	(60)	(39)	35%	35%	(128)	(99)	23%
Income tax (expense) benefit	(58)	50	(135)	(161)	(159)	(174%)	1%	(173)	(320)	(85%)

Property & Casualty operating income (loss), before tax related items [3]	188	(13)	331	386	369	96%	(4%)	485	755	56%
Tax related items	—	26	—	—	—	—	—	—	—	—

Total Property & Casualty operating income [3]	188	13	331	386	369	96%	(4%)	485	755	56%

Interest and Other Corporate	(38)	(41)	(42)	(41)	(43)	(13%)	(5%)	(90)	(84)	7%

Operating income, before tax related items [3]	403	252	596	583	613	52%	5%	904	1,196	32%

Tax related items	—	216	—	—	—	—	—	—	—	—

Operating income [3]	403	468	596	583	613	52%	5%	904	1,196	32%
Add: Net realized capital gains (losses), after-tax [3]	30	26	24	83	(11)	NM	NM	120	72	(40%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$433	$494	$620	$666	$602	39%	(10%)	$1,001	$1,268	27%

PER SHARE DATA [5]
Diluted earnings per share
Operating income, before tax related items	$1.35	$0.85	$2.00	$1.93	$2.02	50%	5%	$3.05	$3.95	30%
Operating income	$1.35	$1.57	$2.00	$1.93	$2.02	50%	5%	$3.05	$3.95	30%
Net income	$1.46	$1.66	$2.08	$2.21	$1.98	36%	(10%)	$3.38	$4.19	24%

[1]	Included in the three and six months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[2]	Included in the three months ended March 31, 2005 and six months ended June 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[4]	The three and six months ended June 30, 2005 includes assumed casualty reinsurance reserve strengthening of $73. The six months ended June 30, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The three and six months ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The three months ended September 30, 2004 includes $75 of environmental reserve strengthening.

[5]	See p. C-8 for reconciliation of net income to operating income and to operating income, before tax related items.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Life
Retail Products Group
Individual Annuity	$112	$127	$132	$134	$141	26%	5%	$224	$275	23%
Other Retail [1]	14	13	17	18	(6)	NM	NM	29	12	(59%)

Total Retail Products Group	126	140	149	152	135	7%	(11%)	253	287	13%
Institutional Solutions Group	28	33	35	40	32	14%	(20%)	57	72	26%
Individual Life	37	44	39	39	39	5%	—	71	78	10%
Group Benefits	48	70	64	59	64	33%	8%	95	123	29%
Other [2]	14	19	20	(52)	17	21%	NM	33	(35)	NM

Life operating income, before tax related items [3]	253	306	307	238	287	13%	21%	509	525	3%
Tax related items	—	190	—	—	—	—	—	—	—	—

Total Life operating income [3]	253	496	307	238	287	13%	21%	509	525	3%

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [4]:
Business Insurance	124	108	115	135	140	13%	4%	223	275	23%
Personal Lines	110	99	87	134	115	5%	(14%)	226	249	10%
Specialty Commercial	36	48	104	55	42	17%	(24%)	69	97	41%

Total Ongoing Operations underwriting results before catastrophes and prior year development	270	255	306	324	297	10%	(8%)	518	621	20%
Catastrophe impacts, excluding prior year development [5]	(53)	(422)	(28)	(33)	(37)	30%	(12%)	(89)	(70)	21%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(4)	17	—	(13)	(8)	(100%)	38%	297	(21)	NM
Other loss and loss adjustment expenses	(12)	(70)	(35)	7	82	NM	NM	(214)	89	NM
Prior year earned premium adjustment on retrospectively rated policies	—	—	—	—	—	—	—	(90)	—	100%

Total Ongoing Operations underwriting results	201	(220)	243	285	334	66%	17%	422	619	47%
Other Operations underwriting results [6]	(214)	(110)	(59)	(28)	(110)	49%	NM	(279)	(138)	51%

Total Property & Casualty underwriting results	(13)	(330)	184	257	224	NM	(13%)	143	481	NM
Net investment income	295	309	333	337	328	11%	(3%)	606	665	10%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	3	1	1	—	—	(100%)	—	7	—	(100%)
Net servicing and other income	21	10	2	13	15	(29%)	15%	30	28	(7%)
Other expenses	(60)	(53)	(54)	(60)	(39)	35%	35%	(128)	(99)	23%
Income tax (expense) benefit	(58)	50	(135)	(161)	(159)	(174%)	1%	(173)	(320)	(85%)

Property & Casualty operating income (loss), before tax related items [3]	188	(13)	331	386	369	96%	(4%)	485	755	56%
Tax related items	—	26	—	—	—	—	—	—	—	—

Total Property & Casualty operating income [3]	188	13	331	386	369	96%	(4%)	485	755	56%

Interest and Other Corporate	(38)	(41)	(42)	(41)	(43)	(13%)	(5%)	(90)	(84)	7%

Operating income, before tax related items [3]	403	252	596	583	613	52%	5%	904	1,196	32%

Tax related items	—	216	—	—	—	—	—	—	—	—

Operating income [3]	403	468	596	583	613	52%	5%	904	1,196	32%
Add: Net realized capital gains (losses), after-tax [3]	30	26	24	83	(11)	NM	NM	120	72	(40%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$433	$494	$620	$666	$602	39%	(10%)	$1,001	$1,268	27%

[1]	Included in the three and six months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[2]	Included in the three months ended March 31, 2005 and six months ended June 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[4]	Adjusted to exclude catastrophe losses, prior year loss development and, for the six months ended June 30, 2004, a decrease in estimated earned premiums on retrospectively-rated policies. Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included this item as an additional measure of the performance of the Company’s Property & Casualty current operations, because it excludes the effect of items relating to prior periods. A reconciliation of the adjusted underwriting results to the Company’s GAAP underwriting results is set forth above.

[5]	Catastrophe impacts for the three months ended September 30, 2004 include reinstatement premium of $17 and losses of $133 from Hurricane Charley, $113 from Hurricane Frances, $65 from Hurricane Ivan, and $100 from Hurricane Jeanne.

[6]	The three and six months ended June 30, 2005 includes assumed casualty reinsurance reserve strengthening of $73. The six months ended June 30, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The three and six months ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The three months ended September 30, 2004 includes $75 of environmental reserve strengthening. The three months ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$1,047	$970	8%	$2,578	$2,353	10%	$—	$—	—	$3,625	$3,323	9%
Fee income	960	838	15%	—	—	—	3	3	—	963	841	15%
Net investment income	1,036	810	28%	328	295	11%	6	5	20%	1,370	1,110	23%
Other revenues	—	—	—	115	117	(2%)	1	1	—	116	118	(2%)
Net realized capital gains (losses)	(16)	26	NM	—	27	(100%)	(1)	(1)	—	(17)	52	NM

Total revenues	3,027	2,644	14%	3,021	2,792	8%	9	8	13%	6,057	5,444	11%

Benefits, claims and claim adjustment expenses	1,756	1,531	15%	1,688	1,756	(4%)	2	1	100%	3,446	3,288	5%
Amortization of deferred policy acquisition costs and present value of future profits	268	233	15%	494	455	9%	—	—	—	762	688	11%
Insurance operating costs and expenses	632	511	24%	172	155	11%	—	—	—	804	666	21%
Interest expense	—	—	—	—	—	—	64	62	3%	64	62	3%
Other expenses	7	3	133%	139	156	(11%)	8	4	100%	154	163	(6%)

Total benefits and expenses	2,663	2,278	17%	2,493	2,522	(1%)	74	67	10%	5,230	4,867	7%

Income (loss) before income taxes	364	366	(1%)	528	270	96%	(65)	(59)	(10%)	827	577	43%

Income tax expense (benefit)	88	97	(9%)	159	67	137%	(22)	(20)	(10%)	225	144	56%

Net income (loss)	276	269	3%	369	203	82%	(43)	(39)	(10%)	602	433	39%
Less: Net realized capital gains (losses), after-tax	(11)	16	NM	—	15	(100%)	—	(1)	100%	(11)	30	NM

Operating income (loss) [1]	$287	$253	13%	$369	$188	96%	$(43)	$(38)	(13%)	$613	$403	52%

[1]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$2,046	$1,965	4%	$5,085	$4,539	12%	$—	$—	—	$7,131	$6,504	10%
Fee income	1,910	1,663	15%	—	—	—	5	3	67%	1,915	1,666	15%
Net investment income	1,986	1,972	1%	665	606	10%	12	10	20%	2,663	2,588	3%
Other revenues	—	—	—	227	221	3%	1	1	—	228	222	3%
Net realized capital gains (losses)	65	102	(36%)	48	98	(51%)	(2)	(4)	50%	111	196	(43%)

Total revenues	6,007	5,702	5%	6,025	5,464	10%	16	10	60%	12,048	11,176	8%

Benefits, claims and claim adjustment expenses [1]	3,495	3,408	3%	3,302	3,174	4%	4	3	33%	6,801	6,585	3%
Amortization of deferred policy acquisition costs and present value of future profits	548	466	18%	986	901	9%	—	—	—	1,534	1,367	12%
Insurance operating costs and expenses	1,203	1,037	16%	316	321	(2%)	—	—	—	1,519	1,358	12%
Interest expense	—	—	—	—	—	—	127	128	(1%)	127	128	(1%)
Other expenses	13	4	NM	298	319	(7%)	15	20	(25%)	326	343	(5%)

Total benefits and expenses	5,259	4,915	7%	4,902	4,715	4%	146	151	(3%)	10,307	9,781	5%

Income (loss) before income taxes and cumulative effect of accounting change	748	787	(5%)	1,123	749	50%	(130)	(141)	8%	1,741	1,395	25%

Income tax expense (benefit)	181	214	(15%)	337	205	64%	(45)	(48)	6%	473	371	27%

Income (loss) before cumulative effect of accounting changes	567	573	(1%)	786	544	44%	(85)	(93)	9%	1,268	1,024	24%
Cumulative effect of accounting changes, after-tax [2]	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Net income (loss)	567	550	3%	786	544	44%	(85)	(93)	9%	1,268	1,001	27%

Less: Net realized capital gains (losses), after-tax	42	64	(34%)	31	59	(47%)	(1)	(3)	67%	72	120	(40%)
Less: Cumulative effect of accounting changes, after-tax	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Operating income (loss) [3]	$525	$509	3%	$755	$485	56%	$(84)	$(90)	7%	$1,196	$904	32%

[1]	Property & Casualty includes $181 in 2004 resulting from the evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment.

[2]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF JUNE 30, 2005 AND DECEMBER 31, 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	June 30,	Dec. 31,		June 30,	Dec. 31,		June 30,	Dec. 31,		June 30,	Dec. 31,
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,723	$50,531	2%	$24,550	$24,410	1%	$281	$159	77%	$76,554	$75,100	2%
Equity securities, trading, at fair value	17,955	13,634	32%	—	—	—	—	—	—	17,955	13,634	32%
Equity securities, available-for-sale, at fair value	793	525	51%	589	307	92%	—	—	—	1,382	832	66%
Policy loans, at outstanding balance	2,140	2,662	(20%)	—	—	—	—	—	—	2,140	2,662	(20%)
Other investments	1,775	1,364	30%	811	809	—	7	7	—	2,593	2,180	19%

Total investments	74,386	68,716	8%	25,950	25,526	2%	288	166	73%	100,624	94,408	7%
Cash	771	933	(17%)	256	215	19%	—	—	—	1,027	1,148	(11%)
Premiums receivable and agents’ balances	418	391	7%	2,916	2,844	3%	—	—	—	3,334	3,235	3%
Reinsurance recoverables	752	993	(24%)	4,943	5,185	(5%)	—	—	—	5,695	6,178	(8%)
Deferred policy acquisition costs and present value of future profits	7,842	7,437	5%	1,095	1,071	2%	1	1	—	8,938	8,509	5%
Deferred income taxes	(979)	(747)	(31%)	738	879	(16%)	293	287	2%	52	419	(88%)
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	191	182	5%	466	461	1%	—	—	—	657	643	2%
Other assets	1,735	1,711	1%	1,755	1,685	4%	71	56	27%	3,561	3,452	3%
Separate account assets	142,774	140,023	2%	—	—	—	—	—	—	142,774	140,023	2%

Total assets	$228,686	$220,435	4%	$38,271	$38,018	1%	$1,425	$1,282	11%	$268,382	$259,735	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,467	$12,250	2%	$21,104	$21,329	(1%)	$—	$(4)	100%	$33,571	$33,575	—
Other policyholder funds and benefits payable	57,481	52,833	9%	—	—	—	—	—	—	57,481	52,833	9%
Unearned premiums	57	50	14%	4,987	4,763	5%	(6)	(6)	—	5,038	4,807	5%
Debt [1]	—	—	—	—	—	—	4,681	4,929	(5%)	4,681	4,929	(5%)
Other liabilities	5,268	5,057	4%	3,524	3,730	(6%)	455	543	(16%)	9,247	9,330	(1%)
Separate account liabilities	142,774	140,023	2%	—	—	—	—	—	—	142,774	140,023	2%

Total liabilities	218,047	210,213	4%	29,615	29,822	(1%)	5,130	5,462	(6%)	252,792	245,497	3%

Equity excluding AOCI, net of tax	9,366	9,027	4%	8,080	7,542	7%	(3,275)	(3,756)	13%	14,171	12,813	11%
AOCI, net of tax	1,273	1,195	7%	576	654	(12%)	(430)	(424)	(1%)	1,419	1,425	—

Total stockholders’ equity	10,639	10,222	4%	8,656	8,196	6%	(3,705)	(4,180)	11%	15,590	14,238	9%

Total liabilities and stockholders’ equity	$228,686	$220,435	4%	$38,271	$38,018	1%	$1,425	$1,282	11%	$268,382	$259,735	3%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2004	2004	2004	2005	2005	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$622	$621	$621	$622	$620	—	—
Senior notes	2,583	2,586	2,584	2,581	2,336	(10%)	(9%)

Subtotal	3,205	3,207	3,205	3,203	2,956	(8%)	(8%)

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures	698	706	704	699	705	1%	1%

Total debt	$4,923	$4,933	$4,929	$4,922	$4,681	(5%)	(5%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$11,795	$12,240	$12,813	$13,521	$14,171	20%	5%
AOCI, net of tax	480	1,410	1,425	690	1,419	196%	106%

Total stockholders’ equity	$12,275	$13,650	$14,238	$14,211	$15,590	27%	10%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$17,198	$18,583	$19,167	$19,133	$20,271	18%	6%
Total capitalization excluding AOCI, net of tax	$16,718	$17,173	$17,742	$18,443	$18,852	13%	2%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	28.6%	26.5%	25.7%	25.7%	23.1%	(5.5)	(2.6)
Debt (excluding 75% of equity unit notes) to capitalization [1]	24.2%	22.4%	21.7%	21.7%	19.3%	(4.9)	(2.4)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	18.6%	17.3%	16.7%	16.7%	14.6%	(4.0)	(2.1)
Ratios Excluding AOCI
Total debt to capitalization	29.4%	28.7%	27.8%	26.7%	24.8%	(4.6)	(1.9)
Debt (excluding 75% of equity unit notes) to capitalization [1]	24.9%	24.3%	23.5%	22.5%	20.8%	(4.1)	(1.7)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	19.2%	18.7%	18.1%	17.4%	15.7%	(3.5)	(1.7)

[1]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of June 30, 2005
Fixed maturities unrealized gain	$1,299	$671	$—	$1,970
Equities unrealized gain	14	44	—	58
Net deferred loss on cash-flow hedging instruments	(17)	(3)	—	(20)

Total unrealized gain	1,296	712	—	2,008
Foreign currency translation adjustments	(23)	(86)	—	(109)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$1,273	$576	$(430)	$1,419

As of December 31, 2004
Fixed maturities unrealized gain	$1,336	$759	$6	$2,101
Equities unrealized gain	13	48	—	61
Net deferred loss on cash-flow hedging instruments	(170)	(45)	—	(215)
Total unrealized gain	1,179	762	6	1,947
Foreign currency translation adjustments	16	(58)	—	(42)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$1,195	$654	$(424)	$1,425

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2004	2004	2004	2005	2005	2004	2005
Numerator:
Net income	$433	$494	$620	$666	$602	$1,001	$1,268
Less: Net realized capital gains (losses), after-tax	30	26	24	83	(11)	120	72
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(23)	—

Operating income	403	468	596	583	613	904	1,196
Less: Impact of tax related items	—	216	—	—	—	—	—

Operating income, before tax related items	$403	$252	$596	$583	$613	$904	$1,196

Denominator:
Weighted average common shares outstanding (basic)	292.3	293.2	293.8	294.8	297.1	291.1	296.0
Dilutive effect of equity units	2.2	1.7	1.7	3.2	3.7	2.0	3.5
Dilutive effect of stock compensation	3.0	2.6	2.6	3.3	3.1	3.1	3.1

Weighted average common shares outstanding and dilutive potential common shares (diluted)	297.5	297.5	298.1	301.3	303.9	296.2	302.6

Basic earnings per share
Net income	$1.48	$1.68	$2.11	$2.26	$2.03	$3.44	$4.28
Less: Net realized capital gains (losses), after-tax	0.10	0.08	0.08	0.28	(0.03)	0.41	0.24
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Operating income	1.38	1.60	2.03	1.98	2.06	3.11	4.04
Less: Impact of tax related items	—	0.74	—	—	—	—	—

Operating income, before tax related items	$1.38	$0.86	$2.03	$1.98	$2.06	$3.11	$4.04

Diluted earnings per share
Net income	$1.46	$1.66	$2.08	$2.21	$1.98	$3.38	$4.19
Less: Net realized capital gains (losses), after-tax	0.11	0.09	0.08	0.28	(0.04)	0.41	0.24
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Operating income	1.35	1.57	2.00	1.93	2.02	3.05	3.95
Less: Impact of tax related items	—	0.72	—	—	—	—	—

Operating income, before tax related items	$1.35	$0.85	$2.00	$1.93	$2.02	$3.05	$3.95

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2004	2004	2004	2005	2005
Numerator [1]:
Net income — last 12 months	$1,798	$1,949	$2,115	$2,213	$2,382
Operating income — last 12 months	$1,672	$1,805	$1,968	$2,050	$2,260
Operating income, before tax related items and Bancorp litigation - last 12 months	$1,712	$1,589	$1,752	$1,834	$2,044

Denominator [2]:
Average equity, including AOCI	11,887.0	12,497.0	12,938.5	13,874.0	13,932.5
Less: Average AOCI	1,143.5	1,383.5	1,335.5	1,429.0	949.5

Average equity, excluding AOCI	10,743.5	11,113.5	11,603.0	12,445.0	12,983.0

ROE (net income — last 12 months to equity including AOCI)	15.1%	15.6%	16.3%	16.0%	17.1%
ROE (operating income — last 12 months to equity excluding AOCI)	15.6%	16.2%	17.0%	16.5%	17.4%
ROE (operating income, before tax related items and Bancorp litigation - last 12 months to equity excluding AOCI) [1]	15.9%	14.3%	15.1%	14.7%	15.7%

[1]	For a reconciliation of net income to operating income and of net income to operating income, before tax related items and Bancorp litigation, see page C-8 included herein and page C-8 in the September 30, 2004 IFS.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended			Twelve Months Ended
	June 30, 2005			2006			2007
			Diluted weighted			Diluted weighted			Diluted weighted
Average share	Options	Equity units	average common	Options	Equity units	average common	Options	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$50.00	1.4	—	298.5	1.4	—	303.8	1.4	—	316.4
$55.00	1.7	—	298.8	1.7	—	304.1	1.7	—	316.7
$60.00	2.0	0.9	300.0	2.0	0.6	305.0	2.0	—	317.0
$65.00	2.3	2.2	301.6	2.3	1.5	306.2	2.3	—	317.3
$70.00	2.8	3.3	303.2	2.8	2.3	307.5	2.8	—	317.8
$72.12 [3]	3.1	3.7	303.9	3.1	2.5	308.0	3.1	—	318.1
$75.00	3.3	4.3	304.7	3.3	3.0	308.7	3.3	—	318.3
$80.00	3.8	5.1	306.0	3.8	3.5	309.7	3.8	—	318.8
$85.00	4.1	5.9	307.1	4.1	4.1	310.6	4.1	—	319.1
$90.00	4.5	6.5	308.1	4.5	4.5	311.4	4.5	—	319.5

[1]	Based on weighted average common shares outstanding (basic) at June 30, 2005 of 297.1 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73 million in August and November 2006, respectively). All other items held constant.

[3]	Represents the three months ended June 30, 2005 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
REVENUES
Retail Products Group
Individual Annuity	$629	$705	$666	$677	$683	9%	1%	$1,254	$1,360	8%
Other Retail	135	137	147	160	165	22%	3%	273	325	19%

Total Retail Products Group	764	842	813	837	848	11%	1%	1,527	1,685	10%
Institutional Solutions Group	434	448	522	424	465	7%	10%	876	889	1%
Individual Life	252	263	279	262	260	3%	(1%)	506	522	3%
Group Benefits	1,000	1,009	1,015	1,046	1,048	5%	—	2,004	2,094	4%
Other [1]	194	(60)	527	411	406	109%	(1%)	789	817	4%

Total revenues	$2,644	$2,502	$3,156	$2,980	$3,027	14%	2%	$5,702	$6,007	5%

OPERATING RESULTS BY SEGMENT
Retail Products Group
Individual Annuity	$112	$127	$132	$134	$141	26%	5%	224	$275	23%
Other Retail [2]	14	13	17	18	(6)	NM	NM	29	12	(59%)

Total Retail Products Group	126	140	149	152	135	7%	(11%)	253	287	13%
Institutional Solutions Group	28	33	35	40	32	14%	(20%)	57	72	26%
Individual Life	37	44	39	39	39	5%	—	71	78	10%
Group Benefits	48	70	64	59	64	33%	8%	95	123	29%
Other [3]	14	19	20	(52)	17	21%	NM	33	(35)	NM

Operating income, before tax related items [4]	253	306	307	238	287	13%	21%	509	525	3%

Tax related items	—	190	—	—	—	—	—	—	—	—

Operating income [4]	253	496	307	238	287	13%	21%	509	525	3%
Add: Net realized capital gains (losses), after-tax	16	16	13	53	(11)	NM	NM	64	42	(34%)

Income before cumulative effect of accounting change, net of tax	269	512	320	291	276	3%	(5%)	573	567	(1%)

Add: Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$269	$512	$320	$291	$276	3%	(5%)	$550	$567	3%

Operating income ROE (last 12 months to equity excluding AOCI)	15.7%	20.4%	20.2%	18.8%	18.6%	2.9	(0.2)
Operating income ROE (last 12 months to equity excluding AOCI), before tax related items and Bancorp litigation	16.4%	17.1%	17.1%	15.8%	15.8%	(0.6)	—
Assets under management	$227,698	$232,800	$248,503	$250,038	$258,097	13%	3%
DAC capitalization	$477	$492	$505	$556	$497		(11%)
DAC amortization	$233	$236	$276	$280	$268		(4%)
DAC and PVFP assets	$7,073	$7,146	$7,437	$7,908	$7,842		(1%)
Statutory surplus ($ in billions) [5]	$4.3	$4.7	$5.1	$5.1	$5.1

[1]	Revenues in Other will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the Japanese operations.

[2]	Included in the three and six months ended June 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[3]	Included in the six months ended June 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[5]	Estimated statutory surplus at June 30, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
REVENUES
Earned premiums	$970	$1,058	$1,049	$999	$1,047	8%	5%	$1,965	$2,046	4%
Fee income	838	864	937	950	960	15%	1%	1,663	1,910	15%
Net investment income [1]	810	552	1,151	950	1,036	28%	9%	1,972	1,986	1%
Net realized capital gains (losses)	26	28	19	81	(16)	NM	NM	102	65	(36%)

Total revenues	2,644	2,502	3,156	2,980	3,027	14%	2%	5,702	6,007	5%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,531	1,325	1,897	1,739	1,756	15%	1%	3,408	3,495	3%
Amortization of deferred policy acquisition costs and present value of future profits	233	236	276	280	268	15%	(4%)	466	548	18%
Insurance operating costs and other expenses	514	525	579	577	639	24%	11%	1,041	1,216	17%

Total benefits and expenses	2,278	2,086	2,752	2,596	2,663	17%	3%	4,915	5,259	7%

NET INCOME
Income before income taxes	366	416	404	384	364	(1%)	(5%)	787	748	(5%)
Income tax expense (benefit) [2]	97	(96)	84	93	88	(9%)	(5%)	214	181	(15%)

Income before cumulative effect of accounting change, net of tax	269	512	320	291	276	3%	(5%)	573	567	(1%)
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	269	512	320	291	276	3%	(5%)	550	567	3%

Less: Net realized capital gains (losses), after-tax	16	16	13	53	(11)	NM	NM	64	42	(34%)
Less: Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%

Operating income [2]	$253	$496	$307	$238	$287	13%	21%	$509	$525	3%

[1]	Net investment income and benefits expense will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the Japanese operations.

[2]	The third quarter ended September 30, 2004 includes a $190 tax benefit related to the favorable treatment of certain tax items for tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2004	2004	2004	2005	2005	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$71,689	$75,947	$80,412	$83,573	$85,912	20%	3%
Separate account	130,840	131,655	140,023	138,502	142,774	9%	3%

Total assets	202,529	207,602	220,435	222,075	228,686	13%	3%

Mutual fund assets	25,169	25,198	28,068	27,963	29,411	17%	5%

Total assets under management	$227,698	$232,800	$248,503	$250,038	$258,097	13%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2004	2004	2004	2005	2005	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$47,807	$50,200	$50,531	$50,877	$51,723	8%	2%
Equity securities, trading, at fair value	8,995	10,685	13,634	15,855	17,955	100%	13%
Equity securities, available-for-sale, at fair value	383	449	525	662	793	107%	20%
Policy loans, at outstanding balance	2,650	2,665	2,662	2,119	2,140	(19%)	1%
Other investments	1,229	1,287	1,364	1,459	1,775	44%	22%

Total investments	61,064	65,286	68,716	70,972	74,386	22%	5%

Cash	509	625	933	1,198	771	51%	(36%)
Premiums receivable and agents’ balances	379	412	391	386	418	10%	8%
Reinsurance recoverables	665	713	993	767	752	13%	(2%)
Deferred policy acquisition costs and present value of future profits	7,073	7,146	7,437	7,908	7,842	11%	(1%)
Deferred income taxes	(444)	(763)	(747)	(654)	(979)	(120%)	(50%)
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	161	161	182	194	191	19%	(2%)
Other assets	1,486	1,571	1,711	2,006	1,735	17%	(14%)
Separate account assets	130,840	131,655	140,023	138,502	142,774	9%	3%

Total assets	$202,529	$207,602	$220,435	$222,075	$228,686	13%	3%

Future policy benefits, unpaid claims and claim adjustment expenses	$11,753	$11,805	$12,250	$12,375	$12,467	6%	1%
Other policyholder funds and benefits payable	46,606	49,347	52,833	55,459	57,481	23%	4%
Unearned premiums	54	52	50	63	57	6%	(10%)
Other liabilities	4,484	4,878	5,057	5,602	5,268	17%	(6%)
Separate account liabilities	130,840	131,655	140,023	138,502	142,774	9%	3%

Total liabilities	193,737	197,737	210,213	212,001	218,047	13%	3%

Equity excluding AOCI, net of tax	8,268	8,744	9,027	9,305	9,366	13%	1%
AOCI, net of tax	524	1,121	1,195	769	1,273	143%	66%

Total stockholders’ equity	8,792	9,865	10,222	10,074	10,639	21%	6%

Total liabilities and stockholders’ equity	$202,529	$207,602	$220,435	$222,075	$228,686	13%	3%

Hartford Life and Accident Insurance Company NAIC RBC			263%
Hartford Life Insurance Company NAIC RBC			403%
Hartford Life and Annuity Insurance Company NAIC RBC			620%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other	Institutional
	Individual	Retail Products	Solutions	Individual	Group		Other
Year-to-Date	Annuity	Group	Group	Life	Benefits	Japan	Life	Total
Balance, December 31, 2004	$4,307	$257	$159	$1,813	$70	$821	$10	$7,437
Adjustments to unrealized gains and losses on securities available — for — sale and other	303	21	47	121	—	—	—	492

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,610	278	206	1,934	70	821	10	7,929
Capitalization	396	63	37	145	24	388	—	1,053
Amortization — Deferred Policy Acquisition Costs	(326)	(34)	(19)	(74)	(14)	(63)	2	(528)
Amortization — Present Value of Future Profits	(8)	—	—	(12)	—	—	—	(20)
Amortization — Realized Capital Gains	(8)	—	—	—	—	—	(10)	(18)
Effect of Currency Translation Adjustment	—	—	—	—	—	(74)	—	(74)

Balance, June 30, 2005	4,664	307	224	1,993	80	1,072	2	8,342
Adjustments to unrealized gains and losses on securities available — for — sale and other	(265)	(14)	(46)	(165)	—	(10)	—	(500)

Balance, June 30, 2005 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,399	$293	$178	$1,828	$80	$1,062	$2	$7,842

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of June 30, 2005
	ACCOUNT VALUE	NET AMT AT RISK	% of NAR REINSURED	RETAINED NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$57,915	$6,388	89%	$690
with 5% rollup [2]	3,997	603	81%	112
with Earnings Protection Benefit Rider (EPB) [3]	5,143	214	79%	45
with 5% rollup & EPB	1,431	123	83%	21

Total MAV	68,486	7,328	88%	868
Asset Protection Benefit (APB) [4]	21,396	28	43%	16
Ratchet [5] (5 years)	34	2	100%	—
Reset [6] (5-7 years)	7,569	606	—	606
Return of Premium [7]/Other	8,530	71	—	71

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$106,015	$8,035	81%	$1,561

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [9]	18,440	63	—	63

TOTAL	$124,455	$8,098	80%	$1,624

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
	2004	2004	2004	2005	2005
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P500 Index Value at end of period	1,140.80	1,114.58	1,211.92	1,180.59	1,191.33
Total Account Value	$99,363	$98,338	$106,250	$104,204	$106,015
Retained net amount at risk	1,989	2,240	1,537	1,772	1,561
GMDB net GAAP liability [8]	103	111	109	112	115
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$9,277	$11,118	$14,129	$16,495	$18,440
Retained net amount at risk	79	161	99	76	63
GMDB/GMIB net GAAP liability [8]	16	21	28	33	39

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2005
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,665
Liability for reinsurance in unauthorized companies	(5)

Net statutory reinsurance reserve credit	$1,660

Statutory amounts recoverable from reinsurers	$151

The top ten reinsurers represent $1,566 or 86% of the total statutory reserve credit and amounts recoverable.
•	5% of this amount is with reinsurers rated “A++” by A.M. Best at June 15, 2005.

•	50% of this amount is with reinsurers rated “A+” by A.M. Best at June 15, 2005.

•	4% of this amount is with reinsurers rated “A” by A.M. Best at June 15, 2005.

•	36% of this amount is with reinsurers rated “A-” by A.M. Best at June 15, 2005.

•	5% of this amount is with reinsurers rated “B++” by A.M. Best at June 15, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2005	December 31, 2004
Statutory Capital and Surplus	$5,125	$5,118
GAAP Adjustments
Investment in subsidiaries	(1,090)	(883)
Deferred policy acquisition costs	7,908	7,437
Deferred taxes	(927)	(964)
Benefit reserves	(3,314)	(3,354)
Unrealized gains on investments, net of impairments	1,607	2,158
Asset valuation reserve and interest maintenance reserve	715	688
Goodwill	406	387
Other, net	(356)	(365)

GAAP Stockholders’ Equity	$10,074	$10,222

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$369	$376	$404	$410	$416	13%	1%	$728	$826	13%
Mutual fund and other fees	26	26	28	30	32	23%	7%	52	62	19%

Total fee income	395	402	432	440	448	13%	2%	780	888	14%

Direct premiums	17	87	22	19	28	65%	47%	37	47	27%
Reinsurance premiums	(34)	(38)	(36)	(34)	(33)	3%	3%	(68)	(67)	1%

Total premiums and other considerations	378	451	418	425	443	17%	4%	749	868	16%

Net investment income
Net investment income on G/A assets	271	276	272	271	260	(4%)	(4%)	546	531	(3%)
Net investment income on assigned capital	18	18	19	17	17	(6%)	—	34	34	—
Charge for invested capital	(40)	(39)	(43)	(42)	(39)	3%	7%	(76)	(81)	(7%)

Total net investment income	249	255	248	246	238	(4%)	(3%)	504	484	(4%)
Net realized capital gains (losses)	2	(1)	—	6	2	—	(67%)	1	8	NM

Total revenues	629	705	666	677	683	9%	1%	1,254	1,360	8%

Benefits and Expenses
Benefits and claims
Death benefits	8	14	8	8	13	63%	63%	12	21	75%
Other contract benefits	18	19	19	19	20	11%	5%	34	39	15%
Change in reserve	6	73	9	10	13	117%	30%	15	23	53%
Sales inducements	6	7	11	9	10	67%	11%	12	19	58%
Interest credited on G/A assets	211	211	208	189	180	(15%)	(5%)	422	369	(13%)

Total benefits and claims	249	324	255	235	236	(5%)	—	495	471	(5%)

Other insurance expenses
Commissions & wholesaling expenses	290	264	248	246	248	(14%)	1%	615	494	(20%)
Operating expenses	47	50	48	49	53	13%	8%	93	102	10%
Premium taxes and other expenses	5	4	7	5	5	—	—	9	10	11%

Subtotal — expenses before deferral	342	318	303	300	306	(11%)	2%	717	606	(15%)

Deferred policy acquisition costs	(249)	(218)	(197)	(198)	(198)	20%	—	(535)	(396)	26%

Total other insurance expense	93	100	106	102	108	16%	6%	182	210	15%
Amortization of deferred policy acquisition costs	143	142	157	170	164	15%	(4%)	292	334	14%

Total benefits and expenses	485	566	518	507	508	5%	—	969	1,015	5%

Income before income tax expense	144	139	148	170	175	22%	3%	285	345	21%
Income tax expense [2]	30	12	14	32	33	10%	3%	60	65	8%

Income before cumulative effect of accounting change	114	127	134	138	142	25%	3%	225	280	24%
Cumulative effect of accounting change, net of tax	—	—	—	—	—			(19)	—	100%

Net income	114	127	134	138	142	25%	3%	206	280	36%
Less: cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(19)	—	100%
Less: net realized gains, net of tax [1]	2	—	2	4	1	(50%)	(75%)	1	5	NM

Operating income	112	127	132	134	141	26%	5%	224	275	23%

Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$112	$127	$132	$134	$141	26%	5%	$224	$275	23%

[1]	Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

[2]	The quarters ended December 31, 2004 and September 30, 2004 includes $12 and $18, respectively of additional tax benefits related to the change in estimate of 2004 DRD benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$18	$20	$22	$25	56%	14%	$32	$47	47%
Mutual fund and other fees	102	101	106	118	119	17%	1%	207	237	14%

Total fee income	118	119	126	140	144	22%	3%	239	284	19%

Direct premiums	—	1	2	1	3	—	NM	—	4	—
Reinsurance premiums	—	—	—	—	—	—	—	—	—	—

Total premiums and other considerations	118	120	128	141	147	25%	4%	239	288	21%

Net investment income
Net investment income on G/A assets	16	17	18	18	18	13%	—	33	36	9%
Net investment income on assigned capital	1	—	1	1	—	(100%)	(100%)	1	1	—
Charge for invested capital	—	—	—	—	—	—	—	—	—	—

Total net investment income	17	17	19	19	18	6%	(5%)	34	37	9%
Net realized capital gains	—	—	—	—	—	—	—	—	—	—

Total revenues	135	137	147	160	165	22%	3%	273	325	19%

Benefits and Expenses
Benefits and claims
Death benefits	—	—	—	—	1	—	—	—	1	—
Other contract benefits	2	1	2	2	1	(50%)	(50%)	4	3	(25%)
Change in reserve	(1)	—	1	—	2	NM	—	(2)	2	NM
Sales inducements	—	1	(1)	—	—	—	—	—	—	—
Interest credited on G/A assets	9	10	10	10	10	11%	—	19	20	5%

Total benefits and claims	10	12	12	12	14	40%	17%	21	26	24%

Other insurance expenses
Commissions & wholesaling expenses	75	71	77	89	86	15%	(3%)	154	175	14%
Operating expenses	39	44	49	44	47	21%	7%	74	91	23%
Premium taxes and other expenses [1]	3	3	3	4	41	NM	NM	5	45	NM

Subtotal — expenses before deferral	117	118	129	137	174	49%	27%	233	311	33%
Deferred policy acquisition costs	(30)	(29)	(36)	(33)	(30)	—	9%	(60)	(63)	(5%)

Total other insurance expense	87	89	93	104	144	66%	38%	173	248	43%

Amortization of deferred policy acquisition costs	17	17	18	17	17	—	—	35	34	(3%)
Total benefits and expenses	114	118	123	133	175	54%	32%	229	308	34%
Income before income tax expense	21	19	24	27	(10)	NM	NM	44	17	(61%)
Income tax expense	7	6	7	9	(4)	NM	NM	15	5	(67%)

Net income	14	13	17	18	(6)	NM	NM	29	12	(59%)

Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	14	13	17	18	(6)	NM	NM	29	12	(59%)

Less: Tax related items						—	—	—	—	—

Operating income, before tax related items	$14	$13	$17	$18	$(6)	NM	NM	$29	$12	(59%)

[1]	During the second quarter of 2005 the Company recorded an expense of $37, pre-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Individual Annuity
Broker-dealer	$2,582	$2,216	$1,969	$1,892	$1,818	(30%)	(4%)	$5,664	$3,710	(34%)
Banks	1,602	1,325	1,300	1,281	1,140	(29%)	(11%)	3,221	2,421	(25%)

Total sales/deposits by distribution	4,184	3,541	3,269	3,173	2,958	(29%)	(7%)	8,885	6,131	(31%)

Variable	3,938	3,341	3,174	3,103	2,886	(27%)	(7%)	8,519	5,989	(30%)
Fixed MVA/other	246	200	95	70	72	(71%)	3%	366	142	(61%)

Total sales/deposits by product	4,184	3,541	3,269	3,173	2,958	(29%)	(7%)	8,885	6,131	(31%)

Retail Mutual Funds	1,409	1,258	1,255	1,446	1,321	(6%)	(9%)	3,351	2,767	(17%)

401K
Annuity — plan/participant rollovers	258	295	281	529	287	11%	(46%)	648	816	26%
Annuity — ongoing contributions	248	262	270	365	330	33%	(10%)	508	695	37%

Total 401K Annuity	506	557	551	894	617	22%	(31%)	1,156	1,511	31%
Mutual funds	48	38	61	62	46	(4%)	(26%)	118	108	(8%)

Total 401K	554	595	612	956	663	20%	(31%)	1,274	1,619	27%

529 College Savings Plan/Specialty Products/Other	86	79	105	118	97	13%	(18%)	186	215	16%

Total Retail Products Group	$6,233	$5,473	$5,241	$5,693	$5,039	(19%)	(11%)	$13,696	$10,732	(22%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2004	2004	2004	2005	2005	Change	Change
INDIVIDUAL ANNUITY
General account	$19,302	$19,322	$18,984	$18,327	$17,852	(8%)	(3%)
Non-guaranteed separate account	84,574	84,228	92,017	90,690	92,448	9%	2%

Total Individual Annuity	$103,876	$103,550	$111,001	$109,017	$110,300	6%	1%

401K
General account	$1,077	$1,132	$1,113	$1,171	$1,194	11%	2%
Non-guaranteed separate account	4,408	4,659	5,418	5,893	6,344	44%	8%

Total 401K	$5,485	$5,791	$6,531	$7,064	$7,538	37%	7%

TOTAL RETAIL PRODUCTS GROUP
General account	$20,379	$20,454	$20,097	$19,498	$19,046	(7%)	(2%)
Non-guaranteed separate account	88,982	88,887	97,435	96,583	98,792	11%	2%

Total Retail Products Group account value	$109,361	$109,341	$117,532	$116,081	$117,838	8%	2%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$8,038	$7,958	$7,715	$7,494	$7,415	(8%)	(1%)
Non-guaranteed separate account	84,466	84,121	91,902	90,577	92,332	9%	2%

Total individual variable annuities	92,504	92,079	99,617	98,071	99,747	8%	2%

Fixed MVA & other individual annuities	11,372	11,471	11,384	10,946	10,553	(7%)	(4%)

Total Individual Annuity	103,876	103,550	111,001	109,017	110,300	6%	1%

401K — Annuity	5,485	5,791	6,531	7,064	7,538	37%	7%

Total Retail Products Group account value	109,361	109,341	117,532	116,081	117,838	8%	2%

Specialty Products/Other — Segregated Assets	103	135	182	216	243	136%	13%

Mutual Fund Assets
Retail mutual fund assets	22,734	22,694	25,240	24,949	25,958	14%	4%
401K mutual fund assets	668	662	755	767	808	21%	5%
Specialty Product/Other mutual fund assets	127	144	164	185	218	72%	18%
529 College Savings Plan assets	368	398	477	509	553	50%	9%

Total Mutual Fund Assets	23,897	23,898	26,636	26,410	27,537	15%	4%

Total Retail Products Group Assets Under Management	$133,361	$133,374	$144,350	$142,707	$145,618	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2004	2004	2004	2005	2005
VARIABLE ANNUITIES	Beginning balance	$90,386	$92,504	$92,079	$99,617	$98,071

	Sales/Deposits	3,938	3,341	3,174	3,103	2,886
	Surrenders	(1,953)	(2,100)	(2,311)	(2,367)	(2,577)
	Death benefits/annuity payouts	(342)	(310)	(337)	(381)	(388)
	Transfers [2]	25	22	93	51	20

	Net Flows	1,668	953	619	406	(59)
	Change in market value/change in reserve/interest credited	438	(1,388)	6,911	(1,958)	1,729
	Other [3]	12	10	8	6	6

	Ending balance	$92,504	$92,079	$99,617	$98,071	$99,747

FIXED MVA AND OTHER	Beginning balance	$11,312	$11,372	$11,471	$11,384	$10,946

	Sales/Deposits	246	200	95	70	72
	Acquisitions	—	176	547	—	—
	Surrenders	(256)	(329)	(728)	(510)	(452)
	Death benefits/annuity payouts	(99)	(110)	(134)	(115)	(136)
	Transfers [2]	11	6	(57)	(20)	(12)

	Net Flows	(98)	(57)	(277)	(575)	(528)
	Change in market value/change in reserve/interest credited	158	156	164	137	135
	Other [4]	—	—	26	—	—

	Ending balance	$11,372	$11,471	$11,384	$10,946	$10,553

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$101,698	$103,876	$103,550	$111,001	$109,017

	Sales/Deposits	4,184	3,541	3,269	3,173	2,958
	Acquisitions	—	176	547	—	—
	Surrenders	(2,209)	(2,429)	(3,039)	(2,877)	(3,029)
	Death benefits/annuity payouts	(441)	(420)	(471)	(496)	(524)
	Transfers [2]	36	28	36	31	8

	Net Flows	1,570	896	342	(169)	(587)
	Change in market value/change in reserve/interest credited	596	(1,232)	7,075	(1,821)	1,864
	Other [3,4]	12	10	34	6	6

	Ending balance	$103,876	$103,550	$111,001	$109,017	$110,300

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	Includes special bonus on block of business acquired in 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2004	2004	2004	2005	2005
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$5,158	$5,485	$5,791	$6,531	$7,064
	Sales/Deposits	506	557	551	894	617
	Surrenders	(211)	(207)	(238)	(252)	(271)
	Death benefits/annuity payouts	(4)	(4)	(5)	(5)	(4)

	Net Flows	291	346	308	637	342
	Change in market value/change in reserve/interest credited	36	(40)	432	(104)	132

	Ending balance	$5,485	$5,791	$6,531	$7,064	$7,538

RETAIL MUTUAL FUNDS	Asset Rollforward
	Beginning balance	$21,888	$22,734	$22,694	$25,240	$24,949
	Sales/Deposits	1,409	1,258	1,255	1,446	1,321
	Redemptions	(785)	(819)	(868)	(1,065)	(999)

	Net Sales	624	439	387	381	322
	Change in market value	245	(459)	2,179	(652)	705
	Other [2]	(23)	(20)	(20)	(20)	(18)

	Ending balance	$22,734	$22,694	$25,240	$24,949	$25,958

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$23	$23	$24	$25	$24	4%	(4%)	$48	$49	2%
Cost of insurance charges	50	48	50	40	36	(28%)	(10%)	97	76	(22%)
Mutual fund and other fees	3	6	6	2	7	133%	NM	5	9	80%

Total fee income	76	77	80	67	67	(12%)	—	150	134	(11%)

Direct premiums	95	100	167	84	116	22%	38%	204	200	(2%)

Total premiums and other considerations	171	177	247	151	183	7%	21%	354	334	(6%)

Net investment income
Net investment income on G/A assets	255	262	265	266	275	8%	3%	504	541	7%
Net investment income on assigned capital	6	7	7	7	7	17%	—	13	14	8%
Charge for invested capital	1	—	1	—	—	(100%)	—	2	—	(100%)

Total net investment income	262	269	273	273	282	8%	3%	519	555	7%
Net realized capital gains	1	2	2	—	—	(100%)	—	3	—	(100%)

Total revenues	434	448	522	424	465	7%	10%	876	889	1%

Benefits and Expenses
Benefits and claims
Death benefits	46	38	44	33	26	(43%)	(21%)	83	59	(29%)
Other contract benefits	81	87	83	86	84	4%	(2%)	163	170	4%
Change in reserve	85	92	157	50	109	28%	118%	179	159	(11%)
Interest credited on G/A assets	145	146	154	147	157	8%	7%	287	304	6%

Total benefits and claims	357	363	438	316	376	5%	19%	712	692	(3%)

Other insurance expenses
Commissions & wholesaling expenses	9	10	10	15	15	67%	—	19	30	58%
Operating expenses	26	29	32	29	31	19%	7%	56	60	7%
Dividends to policyholders	8	2	5	17	3	(63%)	(82%)	20	20	—
Premium taxes and other expenses	1	4	7	1	3	NM	NM	4	4	—

Subtotal — expenses before deferral	44	45	54	62	52	18%	(16%)	99	114	15%
Deferred policy acquisition costs	(17)	(16)	(20)	(19)	(18)	(6%)	5%	(35)	(37)	(6%)

Total other insurance expense	27	29	34	43	34	26%	(21%)	64	77	20%
Amortization of deferred policy acquisition costs	10	9	9	9	10	—	11%	19	19	—

Total benefits and expenses	394	401	481	368	420	7%	14%	795	788	(1%)
Income before income tax expense	40	47	41	56	45	13%	(20%)	81	101	25%
Income tax expense	12	14	6	16	13	8%	(19%)	24	29	21%

Income before cumulative effect of accounting changes	28	33	35	40	32	14%	(20%)	57	72	26%
Cumulative effect of accounting changes, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	28	33	35	40	32	14%	(20%)	56	72	29%
Less: cumulative effect of accounting changes, net of tax	—	—	—	—	—	—	—	(1)	—	100%
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	28	33	35	40	32	14%	(20%)	57	72	26%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Institutional
Structured settlements	$180	$156	$172	$138	$163	(9%)	18%	$383	$301	(21%)
Institutional annuities	11	22	78	16	6	(45%)	(63%)	18	22	22%
GIC/Funding agreements/registered notes	319	546	613	907	338	6%	(63%)	337	1,245	NM
Other	316	4	6	—	204	(35%)	—	320	204	(36%)

Subtotal	826	728	869	1,061	711	(14%)	(33%)	1,058	1,772	67%
Mutual funds	38	82	62	190	307	NM	62%	134	497	NM

Total Institutional	864	810	931	1,251	1,018	18%	(19%)	1,192	2,269	90%

Governmental
Annuity — plan/participant rollovers	69	28	22	61	25	(64%)	(59%)	150	86	(43%)
Annuity — ongoing contributions	235	225	177	243	234	—	(4%)	511	477	(7%)

Total Annuity	304	253	199	304	259	(15%)	(15%)	661	563	(15%)
Mutual funds	8	8	9	14	8	—	(43%)	18	22	22%

Total Governmental	312	261	208	318	267	(14%)	(16%)	679	585	(14%)

Private Placement Life Insurance
Corporate owned	131	137	262	69	172	31%	149%	306	241	(21%)
High net worth	16	5	8	44	11	(31%)	(75%)	64	55	(14%)

Total Private Placement Life Insurance	147	142	270	113	183	24%	62%	370	296	(20%)

Total Institutional Solutions Group	$1,323	$1,213	$1,409	$1,682	$1,468	11%	(13%)	$2,241	$3,150	41%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2004	2004	2004	2005	2005	Change	Change
INSTITUTIONAL
General account	$10,318	$10,919	$11,337	$12,319	$12,590	22%	2%
Guaranteed separate account	335	352	355	353	373	11%	6%
Non-guaranteed separate account	2,724	2,740	2,907	2,825	3,113	14%	10%

Total Institutional	$13,377	$14,011	$14,599	$15,497	$16,076	20%	4%

GOVERNMENTAL
General account	$3,907	$3,994	$4,048	$4,121	$4,201	8%	2%
Non-guaranteed separate account	5,538	5,443	5,914	5,761	5,853	6%	2%

Total Governmental	$9,445	$9,437	$9,962	$9,882	$10,054	6%	2%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2,397	$2,409	$2,412	$1,888	$1,886	(21%)	—
Non-guaranteed separate account	21,703	22,000	22,615	22,710	23,123	7%	2%

Total Private Placement Life Insurance	$24,100	$24,409	$25,027	$24,598	$25,009	4%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$16,622	$17,322	$17,797	$18,328	$18,677	12%	2%
Guaranteed separate account	335	352	355	353	373	11%	6%
Non-guaranteed separate account	29,965	30,183	31,436	31,296	32,089	7%	3%

Total Institutional Solutions Group account value	$46,922	$47,857	$49,588	$49,977	$51,139	9%	2%

BY PRODUCT
Institutional
Structured settlements	$3,673	$3,828	$4,006	$4,145	$4,307	17%	4%
Institutional annuities	2,397	2,418	2,492	2,488	2,504	4%	1%
GIC/Funding agreements/registered notes	4,690	5,129	5,297	6,139	6,254	33%	2%
Other	2,617	2,636	2,804	2,725	3,011	15%	10%

Total Institutional	13,377	14,011	14,599	15,497	16,076	20%	4%

Governmental — Annuity	9,445	9,437	9,962	9,882	10,054	6%	2%

Private Placement Life Insurance
Variable	21,592	21,889	22,498	22,641	23,056	7%	2%
Leveraged	2,508	2,520	2,529	1,957	1,953	(22%)	—

Total Private Placement Life Insurance	24,100	24,409	25,027	24,598	25,009	4%	2%

Total Institutional Solutions Group account value	46,922	47,857	49,588	49,977	51,139	9%	2%

Mutual Fund Assets
Institutional mutual fund assets	508	569	676	815	1,146	126%	41%
Governmental mutual fund assets	764	731	756	738	728	(5%)	(1%)

Total Mutual Fund Assets	1,272	1,300	1,432	1,553	1,874	47%	21%

Total Institutional Solutions Group Assets Under Management	$48,194	$49,157	$51,020	$51,530	$53,013	10%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2004	2004	2004	2005	2005
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$12,941	$13,377	$14,011	$14,599	$15,497
	Sales/Deposits	826	728	869	1,061	711
	Surrenders	(402)	(197)	(537)	(155)	(323)
	Death benefits/annuity payouts	(101)	(104)	(103)	(114)	(118)

	Net Flows	323	427	229	792	270
	Change in market value/change in reserve/interest credited	113	207	359	106	309

	Ending balance	$13,377	$14,011	$14,599	$15,497	$16,076

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$9,243	$9,445	$9,437	$9,962	$9,882
	Sales/Deposits	304	253	199	304	259
	Surrenders	(185)	(169)	(233)	(250)	(234)
	Death benefits/annuity payouts	(13)	(14)	(16)	(13)	(18)

	Net Flows	106	70	(50)	41	7
	Change in market value/change in reserve/interest credited	96	(78)	575	(121)	165

	Ending balance	$9,445	$9,437	$9,962	$9,882	$10,054

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$23,842	$24,100	$24,409	$25,027	$24,598
	Sales/Deposits	147	142	270	113	183
	Surrenders	(35)	(3)	(26)	(627)	(5)
	Death benefits/annuity payouts	(17)	(22)	(23)	(19)	(19)

	Net Flows	95	117	221	(533)	159
	Change in market value/change in reserve/interest credited	267	264	447	173	329
	Other [2]	(104)	(72)	(50)	(69)	(77)

	Ending balance	$24,100	$24,409	$25,027	$24,598	$25,009

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable life fees	$13	$13	$15	$14	$15	15%	7%	$25	$29	16%
Cost of insurance charges	110	113	113	114	116	5%	2%	220	230	5%
Other fees	58	64	82	67	60	3%	(10%)	122	127	4%

Total fee income	181	190	210	195	191	6%	(2%)	367	386	5%

Direct premiums	17	17	20	19	19	12%	—	34	38	12%
Reinsurance premiums	(22)	(23)	(25)	(27)	(26)	(18%)	4%	(44)	(53)	(20%)

Net premiums	(5)	(6)	(5)	(8)	(7)	(40%)	13%	(10)	(15)	(50%)

Total premiums and other considerations	176	184	205	187	184	5%	(2%)	357	371	4%

Net investment income
Net investment income on G/A assets	82	84	82	81	82	—	1%	162	163	1%
Net investment income on assigned capital	4	3	3	3	3	(25%)	—	7	6	(14%)
Charge for invested capital	(10)	(9)	(10)	(9)	(9)	10%	—	(20)	(18)	10%

Total net investment income	76	78	75	75	76	—	1%	149	151	1%
Net realized capital gains (losses)	—	1	(1)	—	—	—	—	—	—	—

Total revenues	252	263	279	262	260	3%	(1%)	506	522	3%

Benefits and Expenses
Benefits and claims
Death benefits	61	60	57	66	63	3%	(5%)	128	129	1%
Other contract benefits	6	5	6	4	6	—	50%	11	10	(9%)
Change in reserve	—	(3)	—	(5)	(4)	—	20%	—	(9)	—
Interest credited on G/A assets	53	53	57	55	55	4%	—	106	110	4%

Total benefits and claims	120	115	120	120	120	—	—	245	240	(2%)

Other insurance expenses
Commissions & wholesaling expenses	46	47	63	52	47	2%	(10%)	90	99	10%
Operating expenses	50	52	62	52	56	12%	8%	98	108	10%
Dividends to policyholders	—	1	—	1	—	—	(100%)	1	1	—
Premium taxes and other expenses	9	8	8	9	10	11%	11%	17	19	12%

Subtotal — expenses before deferral	105	108	133	114	113	8%	(1%)	206	227	10%
Deferred policy acquisition costs	(66)	(67)	(89)	(74)	(71)	(8%)	4%	(127)	(145)	(14%)

Total other insurance expense	39	41	44	40	42	8%	5%	79	82	4%
Amortization of deferred policy acquisition costs and present value of future profits	40	43	58	45	41	3%	(9%)	79	86	9%

Total benefits and expenses	199	199	222	205	203	2%	(1%)	403	408	1%
Income before income tax expense	53	64	57	57	57	8%	—	103	114	11%
Income tax expense	16	20	18	18	18	13%	—	32	36	13%

Income before cumulative effect of accounting changes	37	44	39	39	39	5%	—	71	78	10%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	37	44	39	39	39	5%	—	70	78	11%
Less: cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Operating income	37	44	39	39	39	5%	—	71	78	10%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$37	$44	$39	$39	$39	5%	—	$71	$78	10%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$23	$26	$36	$23	$31	35%	35%	$44	$54	23%
Independent broker-dealer/WFS	14	17	20	11	13	(7%)	18%	30	24	(20%)
Life professional/ other	10	13	23	12	13	30%	8%	24	25	4%

Total sales by distribution	$47	$56	$79	$46	$57	21%	24%	$98	$103	5%

SALES BY PRODUCT
Variable life	$25	$31	$37	$21	$29	16%	38%	$48	$50	4%
Universal life/whole life	19	21	38	22	24	26%	9%	43	46	7%
Term life/other	3	4	4	3	4	33%	33%	7	7	—

Total sales by product	$47	$56	$79	$46	$57	21%	24%	$98	$103	5%

ACCOUNT VALUE
General account	$4,425	$4,465	$4,538	$4,591	$4,635	5%	1%
Separate account	4,567	4,478	4,949	4,838	5,006	10%	3%

Total account value	$8,992	$8,943	$9,487	$9,429	$9,641	7%	2%

ACCOUNT VALUE BY PRODUCT
Variable life	$4,934	$4,860	$5,356	$5,249	$5,433	10%	4%
Universal life/interest sensitive whole life	3,321	3,350	3,402	3,452	3,485	5%	1%
Modified guaranteed life	647	641	636	631	626	(3%)	(1%)
Other	90	92	93	97	97	8%	—

Total account value by product	$8,992	$8,943	$9,487	$9,429	$9,641	7%	2%

LIFE INSURANCE IN FORCE
Variable life	$67,537	$68,051	$69,089	$69,442	$69,979	4%	1%
Universal life/interest sensitive whole life	38,554	38,717	39,109	39,349	39,777	3%	1%
Term life	27,199	28,795	30,577	31,837	33,285	22%	5%
Modified guaranteed life	857	843	827	815	805	(6%)	(1%)
Other	273	280	287	296	305	12%	3%

Total life insurance in force	$134,420	$136,686	$139,889	$141,739	$144,151	7%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2004	2004	2004	2005	2005
VARIABLE LIFE	Beginning balance	$4,797	$4,934	$4,860	$5,356	$5,249
	First year & single premiums	68	78	107	67	72
	Renewal premiums	136	128	151	138	142

	Premiums and deposits	204	206	258	205	214
	Change in market value/interest credited	106	(97)	445	(123)	159
	Surrenders	(62)	(75)	(76)	(78)	(66)
	Death benefits/policy fees	(111)	(108)	(131)	(111)	(123)

	Ending balance	$4,934	$4,860	$5,356	$5,249	$5,433

OTHER [1]	Beginning balance	$4,039	$4,058	$4,083	$4,131	$4,180
	First year & single premiums	48	54	65	61	63
	Renewal premiums	86	87	105	91	90

	Premiums and deposits	134	141	170	152	153
	Change in market value/interest credited	47	48	53	48	48
	Surrenders	(56)	(60)	(59)	(49)	(54)
	Death benefits/policy fees	(106)	(104)	(116)	(102)	(119)

	Ending balance	$4,058	$4,083	$4,131	$4,180	$4,208

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,836	$8,992	$8,943	$9,487	$9,429
	First year & single premiums	116	132	172	128	135
	Renewal premiums	222	215	256	229	232

	Premiums and deposits	338	347	428	357	367
	Change in market value/interest credited	153	(49)	498	(75)	207
	Surrenders	(118)	(135)	(135)	(127)	(120)
	Death benefits/policy fees	(217)	(212)	(247)	(213)	(242)

	Ending balance	$8,992	$8,943	$9,487	$9,429	$9,641

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
ASO fees	$8	$9	$9	$11	$7	(13%)	(36%)	$17	$18	6%
Other fees	1	—	—	—	1	—	—	2	1	(50%)

Total fee income	9	9	9	11	8	(11%)	(27%)	19	19	—

Direct premiums	720	746	745	824	848	18%	3%	1,446	1,672	16%
Reinsurance premiums	177	159	163	113	92	(48%)	(19%)	356	205	(42%)

Total premiums and other considerations	906	914	917	948	948	5%	—	1,821	1,896	4%

Net investment income
Net investment income on G/A assets	80	82	85	86	87	9%	1%	157	173	10%
Net investment income on assigned capital	13	13	13	12	13	—	8%	25	25	—

Total net investment income	93	95	98	98	100	8%	2%	182	198	9%
Net realized capital gains (losses)	1	—	—	—	—	(100%)	—	1	—	(100%)

Total revenues	1,000	1,009	1,015	1,046	1,048	5%	—	2,004	2,094	4%

Benefits and Expenses
Benefits and claims
Death benefits	232	217	211	239	238	3%	—	491	477	(3%)
Other contract benefits	396	394	397	414	416	5%	—	783	830	6%
Change in reserve	62	60	50	69	42	(32%)	(39%)	100	111	11%

Total benefits and claims	690	671	658	722	696	1%	(4%)	1,374	1,418	3%

Other insurance expenses
Commissions & wholesaling expenses	123	117	132	119	122	(1%)	3%	252	241	(4%)
Operating expenses	109	112	129	114	129	18%	13%	222	243	9%
Premium taxes and other expenses	17	16	17	16	18	6%	13%	36	34	(6%)

Subtotal — expenses before deferral	249	245	278	249	269	8%	8%	510	518	2%
Deferred policy acquisition costs	(9)	(11)	(15)	(12)	(12)	(33%)	—	(18)	(24)	(33%)

Total other insurance expense	240	234	263	237	257	7%	8%	492	494	—
Amortization of deferred policy acquisition costs	6	7	5	7	7	17%	—	11	14	27%

Total benefits and expenses	936	912	926	966	960	3%	(1%)	1,877	1,926	3%
Income before income tax expense	64	97	89	80	88	38%	10%	127	168	32%
Income tax expense	16	27	25	21	24	50%	14%	32	45	41%

Net income	48	70	64	59	64	33%	8%	95	123	29%
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	48	70	64	59	64	33%	8%	95	123	29%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$48	$70	$64	$59	$64	33%	8%	$95	$123	29%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
		2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$383	$393	$393	$413	$428	12%	4%	$776	$841	8%
	Group life	412	411	417	396	406	(1%)	3%	827	802	(3%)
	Other	102	100	95	103	106	4%	3%	199	209	5%

	Total fully insured — ongoing premiums	897	904	905	912	940	5%	3%	1,802	1,852	3%

	Total buyouts [1]	—	1	3	25	—	—	(100%)	—	25	—

	Total premiums	897	905	908	937	940	5%	—	1,802	1,877	4%
	Group disability — premium equivalents [2]	72	71	65	63	73	1%	16%	134	136	1%

	Total premiums and premium equivalents	$969	$976	$973	$1,000	$1,013	5%	1%	$1,936	$2,013	4%

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$35	$39	$24	$198	$42	20%	(79%)	$174	$240	38%
NEW PREMIUMS)	Group life [4]	58	51	40	132	46	(21%)	(65%)	210	178	(15%)
	Other	11	17	16	46	22	100%	(52%)	61	68	11%

	Total fully insured — ongoing sales	104	107	80	376	110	6%	(71%)	445	486	9%

	Total buyouts [1]	—	3	3	26	—	—	(100%)	—	26	—

	Total sales	104	110	83	402	110	6%	(73%)	445	512	15%
	Group disability premium equivalents [2]	8	33	7	47	14	75%	(70%)	45	61	36%

	Total sales and premium equivalents	$112	$143	$90	$449	$124	11%	(72%)	$490	$573	17%

RATIOS [3]	Loss Ratio	76.2%	73.4%	71.7%	75.5%	73.4%	(4%)	(3%)	75.5%	74.5%	(1%)
	Expense Ratio	27.2%	26.4%	29.3%	26.4%	27.8%	2%	5%	27.6%	27.2%	(1%)

GAAP RESERVES [5]	Group disability	$4,062	$4,116	$4,163	$4,237	$4,290	6%	1%
	Group life	1,258	1,273	1,240	1,247	1,245	(1%)	—
	Other	179	184	179	170	170	(5%)	—

	Total GAAP reserves	$5,499	$5,573	$5,582	$5,654	$5,705	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	During the three months ended March 31, 2005 the Company acquired fully insured ongoing premiums of $22 from a third party for $23 in cash.

[5]	Reserve balances are net of reinsurance recoverables of $228, $225, $311, $318 and $306 as of 2Q 2004, 3Q 2004, 4Q 2004, 1Q 2005 and 2Q 2005 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
SALES — Dollars
Individual Annuity
Variable	$1,599	$2,286	$1,943	$3,072	$2,494	56%	(19%)	$3,035	$5,566	83%
Fixed MVA	—	9	512	688	222	100%	(68%)	—	910	100%

Total sales by product	$1,599	$2,295	$2,455	$3,760	$2,716	70%	(28%)	$3,035	$6,476	113%

SALES — Yen
Individual Annuity
Variable	¥174,231	¥251,303	¥203,251	¥321,911	¥267,333	53%	(17%)	¥327,633	¥589,244	80%
Fixed MVA	—	1,005	53,299	72,017	23,795	100%	(67%)	—	95,812	100%

Total sales by product	¥174,231	¥252,308	¥256,550	¥393,928	¥291,128	67%	(26%)	¥327,633	¥685,056	109%

NET FLOWS — Dollars
Individual Annuity
Variable	$1,452	$2,173	$1,844	$2,892	$2,365	63%	(18%)	$2,737	$5,257	92%
Fixed MVA	—	9	486	651	203	100%	(69%)	—	854	100%

Total net flows by product	$1,452	$2,182	$2,330	$3,543	$2,568	77%	(28%)	$2,737	$6,111	123%

NET FLOWS — Yen
Individual Annuity
Variable	¥158,274	¥238,935	¥192,866	¥302,976	¥253,416	60%	(16%)	¥295,501	¥556,392	88%
Fixed MVA	—	954	50,601	68,072	21,811	100%	(68%)	—	89,883	100%

Total net flows by product	¥158,274	¥239,889	¥243,467	¥371,048	¥275,227	74%	(26%)	¥295,501	¥646,275	119%

AUM — Dollars
Individual Annuity
Variable	$9,277	$11,118	$14,129	$16,495	$18,440	99%	12%
Fixed MVA	—	9	502	1,120	1,286	100%	15%

Total AUM by product	$9,277	$11,127	$14,631	$17,615	$19,726	113%	12%

AUM — Yen
Individual Annuity
Variable	¥1,009,074	¥1,223,484	¥1,450,025	¥1,767,250	¥2,042,998	102%	16%
Fixed MVA	—	951	51,503	120,011	142,472	100%	19%

Total AUM by product	¥1,009,074	¥1,224,435	¥1,501,528	¥1,887,261	¥2,185,470	117%	16%

OPERATING INCOME — Dollars [1]				$20	$33	NM	65%

[1]	Included in realized capital gains are $3 and $7 after tax realized losses for the three months ended March 31, 2005 and June 30, 2005, respectively, that are attributable to our Japanese fixed annuity product which is a portion of the realized gains and losses associated with this product. These amounts represent the net periodic accruals on currency rate swaps used in the risk management of this product and are considered to be an integral part of the operating performance.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,548	$2,575	$2,374	$2,581	$2,722	7%	5%	$4,945	$5,303	7%
Earned premiums [1]	2,353	2,474	2,481	2,507	2,578	10%	3%	4,539	5,085	12%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	97	(25)	63	118	141	45%	19%	322	259	(20%)
Personal Lines	75	(137)	94	127	188	151%	48%	181	315	74%
Specialty Commercial	29	(58)	86	40	5	(83%)	(88%)	(81)	45	NM

Ongoing Operations underwriting results [2]	201	(220)	243	285	334	66%	17%	422	619	47%
Other Operations [3]	(214)	(110)	(59)	(28)	(110)	49%	NM	(279)	(138)	51%

Total Property & Casualty underwriting results	$(13)	$(330)	$184	$257	$224	NM	(13%)	$143	$481	NM

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	65.2	80.4	63.9	63.1	64.2	1.0	(1.1)	65.9	63.6	2.3
Prior year [1] [2] [4]	0.7	2.1	1.4	0.2	(2.9)	3.6	3.1	(1.8)	(1.3)	(0.5)

Total loss and loss adjustment expenses	65.8	82.5	65.4	63.3	61.3	4.5	2.0	64.1	62.3	1.8

Expenses	25.6	26.1	24.8	25.1	25.6	—	(0.5)	26.4	25.4	1.0
Policyholder dividends	—	0.3	—	0.2	0.2	(0.2)	—	0.1	0.2	(0.1)

Combined ratio	91.4	108.9	90.2	88.6	87.0	4.4	1.6	90.6	87.8	2.8

Catastrophe ratio [4] [5]	2.4	15.6	1.2	1.9	1.7	0.7	0.2	(4.6)	1.8	(6.4)

Combined ratio before catastrophes	89.0	93.3	89.0	86.8	85.3	3.7	1.5	95.2	86.0	9.2
Combined ratio before catastrophes and prior year development	88.5	90.5	87.6	87.1	88.5	—	(1.4)	90.5	87.8	2.7

Total Property & Casualty Income and ROE
Net income (loss)	$203	$24	$342	$417	$369	82%	(12%)	$544	$786	44%
Operating income (loss) [6] [7]	188	13	331	386	369	96%	(4%)	485	755	56%
Impact of tax related items	—	26	—	—	—	—	—	—	—	—

Operating income (loss) before tax related items [7]	$188	$(13)	$331	$386	$369	96%	(4%)	$485	$755	56%

Operating income ROE (last 12 months income-equity x-AOCI) [7]	16.6%	12.4%	14.2%	14.7%	17.2%	0.6	2.5
Operating income ROE (last 12 months income-equity x-AOCI) before tax related items [7]	16.6%	11.9%	13.7%	14.3%	16.7%	0.1	2.4

	PROPERTY & CASUALTY
	Dec. 31,	June 30,
	2004	2005	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)	$6.4	$6.7	0.3
Hartford Fire premium to adjusted surplus ratio	1.5	1.5	—

[1]	Earned premiums for the six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the six months ended June 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Ongoing Operations prior year loss and loss adjustment expenses for the three and six months ended June 30, 2005 included a net reserve release of $95 in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	During the three months ended June 30, 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181, before tax, and $118, after tax. Additionally, the six months ended June 30, 2004 includes a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves. The three months ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after tax. The three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73, before tax, and $47, after tax.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the six months ended June 30, 2004, the net reserve release related to September 11.

[5]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[6]	Operating income for Property & Casualty before the impact of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year development is $654 for the six months ended June 30, 2004.

[7]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,548	$2,575	$2,374	$2,581	$2,722	7%	5%	$4,945	$5,303	7%
Change in reserve	195	101	(107)	74	144	(26%)	95%	406	218	(46%)

Earned premiums [1]	2,353	2,474	2,481	2,507	2,578	10%	3%	4,539	5,085	12%

Loss and loss adjustment expenses
Current year	1,535	1,996	1,590	1,580	1,655	8%	5%	3,004	3,235	8%
Prior year [2]	221	144	100	34	33	(85%)	(3%)	170	67	(61%)

Total loss and loss adjustment expenses [3]	1,756	2,140	1,690	1,614	1,688	(4%)	5%	3,174	3,302	4%

Underwriting expenses	611	657	608	632	662	8%	5%	1,216	1,294	6%
Dividends to policyholders	(1)	7	(1)	4	4	NM	—	6	8	33%

Underwriting results	(13)	(330)	184	257	224	NM	(13%)	143	481	NM

Net servicing income	21	10	2	13	15	(29%)	15%	30	28	(7%)
Net investment income	295	309	333	337	328	11%	(3%)	606	665	10%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [4]	3	1	1	—	—	(100%)	—	7	—	(100%)
Other expenses	(60)	(53)	(54)	(60)	(39)	35%	35%	(128)	(99)	23%
Income tax expense	(58)	50	(135)	(161)	(159)	(174%)	1%	(173)	(320)	(85%)

Operating income (loss), before tax related items	188	(13)	331	386	369	96%	(4%)	485	755	56%

Tax related items [5]	—	26	—	—	—	—	—	—	—	—

Operating income (loss)	188	13	331	386	369	96%	(4%)	485	755	56%

Add: Net realized capital gains, after-tax [4]	15	11	11	31	—	(100%)	(100%)	59	31	(47%)

Net income (loss)	$203	$24	$342	$417	$369	82%	(12%)	$544	$786	44%

Total Property & Casualty effective tax rate — net income	24.8%	NM	29.0%	29.9%	30.0%	5.2	0.1	27.3%	30.0%	2.7
Total Property & Casualty effective tax rate — operating income [4]	23.8%	NM	28.8%	29.5%	30.0%	6.2	0.5	26.3%	29.7%	3.4

[1]	Earned premiums for the six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[2]	The six months ended June 30, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance. The three months ended June 30, 2004 includes a reduction in net reinsurance recoverables of $181. The three months ended September 30, 2004 includes environmental reserve strengthening of $75. The three and six months ended June 30, 2005 includes a net reserve release of $95 in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims. Additionally, the three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[5]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2005

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$1,247	$975	$500	$2,722	$—	$2,722
Change in reserve	50	61	32	143	1	144

Earned premiums	1,197	914	468	2,579	(1)	2,578

Loss and loss adjustment expenses
Current year	722	603	330	1,655	—	1,655
Prior year [1]	(8)	(94)	28	(74)	107	33

Total loss and loss adjustment expenses	714	509	358	1,581	107	1,688

Underwriting expenses	340	217	103	660	2	662
Dividends to policyholders	2	—	2	4	—	4

Underwriting results	$141	$188	$5	$334	$(110)	$224

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.2	65.9	70.9	64.2
Prior year [1] [2]	(0.6)	(10.3)	5.8	(2.9)

Total loss and loss adjustment expenses	59.6	55.6	76.7	61.3

Expenses	28.4	23.8	21.7	25.6
Policyholder dividends	0.2	—	0.4	0.2

Combined ratio	88.2	79.4	98.8	87.0

Catastrophe ratio [2]	0.6	2.4	3.3	1.7

Combined ratio before catastrophes	87.6	77.0	95.5	85.3

Combined ratio before catastrophes and prior year development [2]	88.2	87.5	91.0	88.5

[1]	Personal Lines includes a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. Other Operations includes assumed reinsurance reserve strengthening of $73.

[2]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2005

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$2,485	$1,839	$977	$5,301	$2	$5,303
Change in reserve	138	36	44	218	—	218

Earned premiums	2,347	1,803	933	5,083	2	5,085

Loss and loss adjustment expenses
Current year	1,411	1,180	644	3,235	—	3,235
Prior year [1]	—	(105)	37	(68)	135	67

Total loss and loss adjustment expenses	1,411	1,075	681	3,167	135	3,302

Underwriting expenses	673	413	203	1,289	5	1,294
Dividends to policyholders	4	—	4	8	—	8

Underwriting results	$259	$315	$45	$619	$(138)	$481

UNDERWRITING RATIOS
Loss and loss adjustment expenses Current year	60.1	65.4	69.0	63.6
Prior year [1] [2]	—	(5.8)	3.9	(1.3)

Total loss and loss adjustment expenses	60.2	59.6	72.9	62.3
Expenses	28.6	22.9	21.8	25.4
Policyholder dividends	0.2	—	0.4	0.2

Combined ratio	89.0	82.5	95.1	87.8

Catastrophe ratio [2]	1.1	2.4	2.4	1.8

Combined ratio before catastrophes	87.9	80.1	92.7	86.0

Combined ratio before catastrophes and prior year development [2]	88.3	86.2	89.5	87.8

[1]	The three months ended June 30, 2005 includes a net reserve release of $95 in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims and assumed reinsurance reserve strengthening of $73 in Other Operations.

[2]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$2,552	$2,581	$2,373	$2,579	$2,722	7%	6%	$4,950	$5,301	7%
Change in reserve	213	103	(106)	75	143	(33%)	91%	437	218	(50%)

Earned premiums [1] [2]	2,339	2,478	2,479	2,504	2,579	10%	3%	4,513	5,083	13%

Loss and loss adjustment expenses
Current year	1,524	1,991	1,587	1,580	1,655	9%	5%	2,976	3,235	9%
Prior year [3]	16	53	35	6	(74)	NM	NM	(83)	(68)	18%

Total loss and loss adjustment expenses [4]	1,540	2,044	1,622	1,586	1,581	3%	—	2,893	3,167	9%

Underwriting expenses	599	647	615	629	660	10%	5%	1,192	1,289	8%
Dividends to policyholders	(1)	7	(1)	4	4	NM	—	6	8	33%

Underwriting results	$201	$(220)	$243	$285	$334	66%	17%	$422	$619	47%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	65.2	80.4	63.9	63.1	64.2	1.0	(1.1)	65.9	63.6	2.3
Prior year [3] [5]	0.7	2.1	1.4	0.2	(2.9)	3.6	3.1	(1.8)	(1.3)	(0.5)

Total loss and loss adjustment expenses	65.8	82.5	65.4	63.3	61.3	4.5	2.0	64.1	62.3	1.8

Expenses [2]	25.6	26.1	24.8	25.1	25.6	—	(0.5)	26.4	25.4	1.0
Policyholder dividends	—	0.3	—	0.2	0.2	(0.2)	—	0.1	0.2	(0.1)

Combined ratio	91.4	108.9	90.2	88.6	87.0	4.4	1.6	90.6	87.8	2.8

Catastrophe ratio [5]	2.4	15.6	1.2	1.9	1.7	0.7	0.2	(4.6)	1.8	(6.4)

Combined ratio before catastrophes	89.0	93.3	89.0	86.8	85.3	3.7	1.5	95.2	86.0	9.2

Combined ratio before catastrophes and prior year development [2] [4]	88.5	90.5	87.6	87.1	88.5	—	(1.4)	90.5	87.8	2.7

[1]	Ongoing Operations earned premiums for the six months ended June 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The six months ended June 30, 2004 also included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Other prior year loss development for the six months ended June 30, 2004 includes an increase in reserves of $25. The following table shows underwriting ratios for the six months ended June 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	64.6
Prior year	—

Total loss and loss adjustment expenses	64.6
Expenses	25.9
Policyholder dividends	0.1

Combined ratio	90.7

Catastrophe ratio	1.9

Combined ratio before catastrophes	88.7
Combined ratio before catastrophes and prior year development	88.7

[2]	Earned premiums for the three months ended September 30, 2004 include catastrophe treaty reinstatement premium of $17.

[3]	The six months ended June 30, 2004 includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. The three and six months ended June 30, 2005 includes a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[4]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the six months ended June 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$1,134	$1,148	$1,157	$1,238	$1,247	10%	1%	$2,270	$2,485	9%
Change in reserve	73	53	32	88	50	(32%)	(43%)	191	138	(28%)

Earned premiums [1] [2]	1,061	1,095	1,125	1,150	1,197	13%	4%	2,079	2,347	13%

Loss and loss adjustment expenses
Current year	634	753	687	689	722	14%	5%	1,260	1,411	12%
Prior year	9	30	41	8	(8)	NM	NM	(138)	—	100%

Total loss and loss adjustment expenses [3]	643	783	728	697	714	11%	2%	1,122	1,411	26%

Underwriting expenses	316	333	337	333	340	8%	2%	626	673	8%
Dividends to policyholders	5	4	(3)	2	2	(60%)	—	9	4	(56%)

Underwriting results	$97	$(25)	$63	$118	$141	45%	19%	$322	$259	(20%)

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	59.6	68.8	61.0	60.0	60.2	(0.6)	(0.2)	60.6	60.1	0.5
Prior year [4]	0.8	2.8	3.7	0.7	(0.6)	1.4	1.3	(6.7)	—	(6.7)

Total loss and loss adjustment expenses	60.4	71.6	64.7	60.7	59.6	0.8	1.1	53.9	60.2	(6.3)

Expenses	30.0	30.3	29.9	28.9	28.4	1.6	0.5	30.2	28.6	1.6
Policyholder dividends	0.4	0.4	(0.2)	0.2	0.2	0.2	—	0.4	0.2	0.2

Combined ratio	90.8	102.3	94.4	89.8	88.2	2.6	1.6	84.5	89.0	(4.5)

Catastrophe ratio [4]	1.7	8.1	1.0	1.5	0.6	1.1	0.9	(6.7)	1.1	(7.8)

Combined ratio before catastrophes	89.1	94.2	93.4	88.2	87.6	1.5	0.6	91.2	87.9	3.3

Combined ratio before catastrophes and prior year development	88.3	90.7	89.7	88.3	88.2	0.1	0.1	89.3	88.3	1.0

[1]	The six months ended June 30, 2004 includes a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims.

[2]	Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $6.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the six months ended June 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]
Small Commercial	$577	$549	$569	$658	$642	11%	(2%)	$1,137	$1,300	14%
Middle Market	557	599	588	580	605	9%	4%	1,133	1,185	5%

Total	$1,134	$1,148	$1,157	$1,238	$1,247	10%	1%	$2,270	$2,485	9%
EARNED PREMIUMS [1]

Small Commercial	$521	$526	$549	$572	$609	17%	6%	$1,002	$1,181	18%
Middle Market	540	569	576	578	588	9%	2%	1,077	1,166	8%

Total	$1,061	$1,095	$1,125	$1,150	$1,197	13%	4%	$2,079	$2,347	13%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$945	$920	$856	$864	$975	3%	13%	$1,781	$1,839	3%
Change in reserve	84	53	(26)	(25)	61	(27%)	NM	85	36	(58%)

Earned premiums [1]	861	867	882	889	914	6%	3%	1,696	1,803	6%
Loss and loss adjustment expenses
Current year	588	797	591	577	603	3%	5%	1,121	1,180	5%
Prior year [2]	4	2	(4)	(11)	(94)	NM	NM	5	(105)	NM

Total loss and loss adjustment expenses [3]	592	799	587	566	509	(14%)	(10%)	1,126	1,075	(5%)

Underwriting expenses	194	205	201	196	217	12%	11%	389	413	6%

Underwriting results	$75	$(137)	$94	$127	$188	151%	48%	$181	$315	74%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	68.1	91.9	67.1	65.0	65.9	2.2	(0.9)	66.1	65.4	0.7
Prior year [2] [4]	0.5	0.2	(0.4)	(1.2)	(10.3)	10.8	9.1	0.3	(5.8)	6.1

Total loss and loss adjustment expenses	68.6	92.1	66.7	63.7	55.6	13.0	8.1	66.4	59.6	6.8

Expenses	22.6	23.7	22.6	22.0	23.8	(1.2)	(1.8)	22.9	22.9	—

Combined ratio	91.3	115.8	89.3	85.8	79.4	11.9	6.4	89.4	82.5	6.9

Catastrophe ratio [4]	3.7	25.1	(0.3)	2.5	2.4	1.3	0.1	2.2	2.4	(0.2)

Combined ratio before catastrophes	87.6	90.6	89.6	83.3	77.0	10.6	6.3	87.1	80.1	7.0
Combined ratio before catastrophes and prior year development	87.2	89.4	90.0	85.0	87.5	(0.3)	(2.5)	86.6	86.2	0.4

COMBINED RATIO
Automobile	95.2	98.9	98.5	89.6	81.5	13.7	8.1	92.7	85.5	7.2
Homeowners	79.0	171.5	60.2	73.7	73.1	5.9	0.6	78.9	73.4	5.5

Total	91.3	115.8	89.3	85.8	79.4	11.9	6.4	89.4	82.5	6.9

[1]	Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $7.

[2]	The six months ended June 30, 2004 includes a net reserve release of $7 related to September 11. The three and six months ended June 30, 2005 includes a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the six months ended June 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP	$604	$583	$534	$550	$635	5%	15%	$1,127	$1,185	5%
Other Affinity	33	30	31	29	28	(15%)	(3%)	67	57	(15%)
Agency	243	248	241	232	267	10%	15%	453	499	10%
Omni	65	59	50	53	45	(31%)	(15%)	134	98	(27%)

Total	$945	$920	$856	$864	$975	3%	13%	$1,781	$1,839	3%

EARNED PREMIUMS [1]

AARP	$536	$540	$550	$560	$579	8%	3%	$1,056	$1,139	8%
Other Affinity	35	34	33	31	31	(11%)	—	71	62	(13%)
Agency	225	229	238	242	252	12%	4%	440	494	12%
Omni	65	64	61	56	52	(20%)	(7%)	129	108	(16%)

Total	$861	$867	$882	$889	$914	6%	3%	$1,696	$1,803	6%

PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$706	$685	$645	$672	$720	2%	7%	$1,355	$1,392	3%
Homeowners	239	235	211	192	255	7%	33%	426	447	5%

Total	$945	$920	$856	$864	$975	3%	13%	$1,781	$1,839	3%

EARNED PREMIUMS [1]

Automobile	$653	$665	$671	$674	$684	5%	1%	$1,286	$1,358	6%
Homeowners	208	202	211	215	230	11%	7%	410	445	9%

Total	$861	$867	$882	$889	$914	6%	3%	$1,696	$1,803	6%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$473	$513	$360	$477	$500	6%	5%	$899	$977	9%
Change in reserve	56	(3)	(112)	12	32	(43%)	167%	161	44	(73%)

Earned premiums [1] [2]	417	516	472	465	468	12%	1%	738	933	26%

Loss and loss adjustment expenses
Current year	302	441	309	314	330	9%	5%	595	644	8%
Prior year	3	21	(2)	9	28	NM	NM	50	37	(26%)

Total loss and loss adjustment expenses [3]	305	462	307	323	358	17%	11%	645	681	6%

Underwriting expenses	89	109	77	100	103	16%	3%	177	203	15%
Dividends to policyholders	(6)	3	2	2	2	NM	—	(3)	4	NM

Underwriting results	$29	$(58)	$86	$40	$5	(83%)	(88%)	$(81)	$45	NM

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	73.2	85.9	64.9	67.1	70.9	2.3	(3.8)	80.6	69.0	11.6
Prior year [4]	0.6	3.9	(0.4)	1.9	5.8	(5.2)	(3.9)	6.8	3.9	2.9

Total loss and loss adjustment expenses	73.8	89.8	64.5	69.1	76.7	(2.9)	(7.6)	87.5	72.9	14.6

Expenses	20.4	21.3	16.9	21.9	21.7	(1.3)	0.2	23.8	21.8	2.0
Policyholder dividends	(1.2)	0.4	0.5	0.4	0.4	(1.6)	—	(0.3)	0.4	(0.7)

Combined ratio	93.1	111.4	81.8	91.3	98.8	(5.7)	(7.5)	110.9	95.1	15.8

Catastrophe ratio [4]	1.6	15.7	4.2	1.5	3.3	(1.7)	(1.8)	(14.5)	2.4	(16.9)

Combined ratio before catastrophes	91.5	95.7	77.6	89.8	95.5	(4.0)	(5.7)	125.4	92.7	32.7

Combined ratio before catastrophes and prior year development	91.7	91.9	78.0	88.0	91.0	0.7	(3.0)	102.9	89.5	13.4

Loss and loss adjustment expenses
Current year	71.9
Prior year	—

Total loss and loss adjustment expenses	71.9
Expenses	21.2
Policyholder dividends	(0.3)

Combined ratio	92.8

Catastrophe ratio	1.1

Combined ratio before catastrophes	91.7
Combined ratio before catastrophes and prior year development	91.7

[2]	Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $4.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the six months ended June 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]

Property	$122	$166	$72	$66	$75	(39%)	14%	$205	$141	(31%)
Casualty	182	197	172	242	239	31%	(1%)	374	481	29%
Bond	50	51	48	52	59	18%	13%	98	111	13%
Professional Liability	85	86	93	76	89	5%	17%	163	165	1%
Other	34	13	(25)	41	38	12%	(7%)	59	79	34%

Total	$473	$513	$360	$477	$500	6%	5%	$899	$977	9%

EARNED PREMIUMS [1]

Property	$99	$157	$118	$76	$72	(27%)	(5%)	$186	$148	(20%)
Casualty [2]	163	193	198	214	221	36%	3%	244	435	78%
Bond	49	47	48	49	52	6%	6%	93	101	9%
Professional Liability	82	84	87	82	84	2%	2%	164	166	1%
Other	24	35	21	44	39	63%	(11%)	51	83	63%

Total	$417	$516	$472	$465	$468	12%	1%	$738	$933	26%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Earned premiums for the six months ended June 30, 2004 were reduced by $90 to reflect a decrease in estimated earned premiums on retrospectively-rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2004	2004	2004	2005	2005
Written Price Increases
Business Insurance	3%	1%	2%	—	-1%
Personal Lines Automobile	4%	3%	3%	—	-1%
Personal Lines Homeowners	9%	8%	8%	5%	8%

Premium Retention
Business Insurance	85%	86%	85%	84%	84%
Personal Lines Automobile	88%	90%	89%	87%	87%
Personal Lines Homeowners	101%	101%	96%	94%	94%

New Business % to Net Written Premium
Business Insurance	24%	25%	26%	24%	24%
Personal Lines Automobile	18%	18%	16%	16%	15%
Personal Lines Homeowners	13%	14%	14%	14%	13%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$(4)	$(6)	$1	$2	$—	100%	(100%)	$(5)	$2	NM
Change in reserve	(18)	(2)	(1)	(1)	1	NM	NM	(31)	—	100%

Earned premiums	14	(4)	2	3	(1)	NM	NM	26	2	(92%)

Loss and loss adjustment expenses
Current year	11	5	3	—	—	(100%)	—	28	—	(100%)
Prior year [1]	205	91	65	28	107	(48%)	NM	253	135	(47%)

Total loss and loss adjustment expenses	216	96	68	28	107	(50%)	NM	281	135	(52%)
Underwriting expenses	12	10	(7)	3	2	(83%)	(33%)	24	5	(79%)

Underwriting results	$(214)	$(110)	$(59)	$(28)	$(110)	49%	NM	$(279)	$(138)	51%

[1]	During the three months ended June 30, 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. Additionally, the six months ended June 30, 2004 includes a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves. The three months ended September 30, 2004 includes environmental reserve strengthening of $75. The three months ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves. The three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended June 30, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,386		$356	$2,410	$5,152
Claims and claim adjustment expenses incurred	4		14	89	107
Claims and claim adjustment expenses paid	(28)		(32)	(117)	(177)

Ending liability – net [2] [3]	$2,362	[4]	$338	$2,382	$5,082

For the Six Months Ended June 30, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,471		$385	$2,514	$5,370
Claims and claim adjustment expenses incurred	13		14	108	135
Claims and claim adjustment expenses paid	(122)		(61)	(240)	(423)

Ending liability – net [2] [3]	$2,362	[4]	$338	$2,382	$5,082

[1]	“All Other” includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $8, respectively, as of June 30, 2005, $11 and $8, respectively, as of March 31, 2005, and $13 and $9, respectively, as of December 31, 2004. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2005 includes $2 and $5, respectively, related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2005 includes $3 and $9, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $4,033 and $446, respectively, as of June 30, 2005, $4,138 and $475, respectively, as of March 31, 2005, and $4,322 and $501, respectively, as of December 31, 2004.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $196 and $523, respectively, resulting in a one year net survival ratio of 12.0 and a three year net survival ratio of 4.5 (13.3 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2005

				% of		3 Year Gross
	Number of Accounts [1]	All Time Paid [2]	Total Reserves	Asbestos Reserves	All Time Ultimate [2]	Survival Ratio [3][4]
						(in years)
Major Asbestos Defendants [5]
Structured settlements (includes 3 Wellington accounts)	7	$335	$412	10%	$747	7.7
Wellington (direct only)	30	726	144	4%	870	4.3
Other major asbestos defendants	28	334	252	6%	586	5.3
No known policies (includes 3 Wellington accounts)	5	—	—	—	—	—
Accounts with future exposure > $2.5	91	523	1,153	29%	1,676	10.5
Accounts with future exposure < $2.5	1,007	152	135	3%	287	5.0
Unallocated [6]		1,416	703	17%	2,119	—

Total direct		$3,486	$2,799	69%	$6,285	4.0

Assumed reinsurance		667	811	20%	1,478	12.7
London market		429	423	11%	852	10.5

Total as of June 30, 2005		$4,582	$4,033	100%	$8,615	5.0

Total as of June 30, 2005, excluding MacArthur Settlement [7]		$3,432				9.7

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2005.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio presented in the above table is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio as of June 30, 2005 is computed based on total paid losses of $2,404 for the period from July 1, 2002 to June 30, 2005.

[4]	As of June 30, 2005, the one year gross paid amount for total asbestos claims is $567, resulting in a one year gross survival ratio of 7.1.

[5]	Includes 32 open accounts at June 30, 2005. Included 35 open accounts at March 31, 2004.

[6]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

[7]	Excludes the $1.15 billion in payments for the MacArthur settlement in the first quarter of 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$75	$1	$19	$1
Assumed — Domestic	19	(4)	7	(1)
London Market	7	—	3	—

Total	101	(3)	29	—
Ceded	(73)	7	3	14

Net	$28	$4	$32	$14

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months Ended June 30, 2005	Loss & LAE [1]	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$225	$5	$37	$1
Assumed — Domestic	27	(4)	12	(1)
London Market	35	—	5	—

Total	287	1	54	—
Ceded	(165)	12	7	14

Net	$122	$13	$61	$14

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2005 includes $3 and $11, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2005 includes $4 and $15, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 3/31/05 - gross	$6,275	$2,011	$5,594	$13,880	$7,421	$21,301
Reinsurance and other recoverables	516	178	2,115	2,809	2,269	5,078

Liabilities for unpaid claims and claim adjustment expenses at 3/31/05 - net	5,759	1,833	3,479	11,071	5,152	16,223

Provision for unpaid claims and claim adjustment expenses
Current year	722	603	330	1,655	—	1,655
Prior year	(8)	(94)	28	(74)	107	33

Total provision for unpaid claims and claim adjustment expenses	714	509	358	1,581	107	1,688

Payments	(550)	(553)	(310)	(1,413)	(177)	(1,590)

Liabilities for unpaid claims and claim adjustment expenses at 6/30/05 - net	5,923	1,789	3,527	11,239	5,082	16,321
Reinsurance and other recoverables	476	142	2,017	2,635	2,148	4,783

Liabilities for unpaid claims and claim adjustment expenses at 6/30/05 - gross	$6,399	$1,931	$5,544	$13,874	$7,230	$21,104

Earned premiums	$1,197	$914	$468	$2,579	$(1)	$2,578
Loss and loss expense paid ratio	45.9	60.3	65.9	54.6
Loss and loss expense incurred ratio	59.6	55.6	76.7	61.3
Prior accident year development (pts.)	(0.6)	(10.3)	5.8	(2.9)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - gross	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - net	5,583	1,810	3,428	10,821	5,370	16,191

Provision for unpaid claims and claim adjustment expenses
Current year	1,411	1,180	644	3,235	—	3,235
Prior year	—	(105)	37	(68)	135	67

Total provision for unpaid claims and claim adjustment expenses	1,411	1,075	681	3,167	135	3,302

Payments	(1,071)	(1,096)	(582)	(2,749)	(423)	(3,172)

Liabilities for unpaid claims and claim adjustment expenses at 6/30/05 - net	5,923	1,789	3,527	11,239	5,082	16,321
Reinsurance and other recoverables	476	142	2,017	2,635	2,148	4,783

Liabilities for unpaid claims and claim adjustment expenses at 6/30/05 - gross	$6,399	$1,931	$5,544	$13,874	$7,230	$21,104

Earned premiums	$2,347	$1,803	$933	$5,083	$2	$5,085
Loss and loss expense paid ratio	45.6	60.8	62.3	54.1
Loss and loss expense incurred ratio	60.2	59.6	72.9	62.3
Prior accident year development (pts.)	—	(5.8)	3.9	(1.3)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2005	2004
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$638	$646
Unpaid Loss and Loss Adjustment Expense	4,689	4,913

Subtotal Gross Reinsurance Recoverable	5,327	5,559

Less: Allowance for Uncollectible Reinsurance	(384)	(374)

Net Property & Casualty Reinsurance Recoverable	$4,943	$5,185

Distribution of Net Recoverable as of December 31, 2004	% of	% of Rated	% of Rated
	Amount	Total	Companies

Net Property & Casualty Reinsurance Recoverables	$5,185

Less: Mandatory (Assigned Risk) Pools	(433)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$4,752

Rated A- (Excellent) or better by A.M. Best [2]	$3,134	66.0%	93.1%
Other Rated by A.M. Best [2]	231	4.9%	6.9%

Total Rated Companies	3,365	70.9%	100.0%
Voluntary Pools	227	4.8%
Captives	150	3.2%
Other Not Rated Companies	1,010	21.1%

Total	$4,752	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of 12/31/04.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Earned premiums	$2,353	$2,474	$2,481	$2,507	$2,578	10%	3%	$4,539	$5,085	12%
Net investment income	295	309	333	337	328	11%	(3%)	606	665	10%
Other revenues	117	107	108	112	115	(2%)	3%	221	227	3%
Net realized capital gains	27	18	17	48	—	(100%)	(100%)	98	48	(51%)

Total revenues	2,792	2,908	2,939	3,004	3,021	8%	1%	5,464	6,025	10%

Benefits, claims and claim adjustment expenses [1] [2]	1,756	2,140	1,690	1,614	1,688	(4%)	5%	3,174	3,302	4%
Amortization of deferred policy acquisition costs	455	471	478	492	494	9%	—	901	986	9%
Insurance operating costs and expenses	155	193	129	144	172	11%	19%	321	316	(2%)
Other expenses	156	150	160	159	139	(11%)	(13%)	319	298	(7%)

Total benefits and expenses	2,522	2,954	2,457	2,409	2,493	(1%)	3%	4,715	4,902	4%

Income (loss) before income taxes	270	(46)	482	595	528	96%	(11%)	749	1,123	50%
Income tax expense (benefit) [3]	67	(70)	140	178	159	137%	(11%)	205	337	64%

Net income (loss)	203	24	342	417	369	82%	(12%)	544	786	44%
Less: Net realized capital gains, after-tax [4]	15	11	11	31	—	(100%)	(100%)	59	31	(47%)

Operating income (loss) [4]	$188	$13	$331	$386	$369	96%	(4%)	$485	$755	56%
Total Property & Casualty effective tax rate — net income	24.8%	NM	29.0%	29.9%	30.0%	5.2	0.1	27.3%	30.0%	2.7%
Total Property & Casualty effective tax rate — operating income [4]	23.8%	NM	28.8%	29.5%	30.0%	6.2	0.5	26.3%	29.7%	3.4%

[1]	The six months ended June 30, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[2]	During the three months ended June 30, 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181, before tax, and $118, after tax. The three months ended September 30, 2004 include environmental reserve strengthening of $75, before tax, and $49, after tax. The three and six months ended June 30, 2005 includes a net reserve release of $95, before tax, and $62, after tax in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims. Additionally, the three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73, before tax, and $47, after tax.

[3]	The three months ended September 30, 2004 include a $26 tax benefit related to the audit settlement of tax years prior to 2004.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Year	Sequential
	2004	2004	2004	2005	2005	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$22,774	$23,932	$24,410	$24,130	$24,550	8%	2%
Equity securities, available for sale, at fair value	201	201	307	427	589	193%	38%
Other investments	682	799	809	770	811	19%	5%

Total investments	23,657	24,932	25,526	25,327	25,950	10%	2%

Cash	186	194	215	241	256	38%	6%
Premiums receivable and agents’ balances	3,050	3,009	2,844	2,910	2,916	(4%)	—
Reinsurance recoverables	4,990	5,139	5,185	5,186	4,943	(1%)	(5%)
Deferred policy acquisition costs	1,012	1,046	1,071	1,080	1,095	8%	1%
Deferred income tax	1,176	995	879	914	738	(37%)	(19%)
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	435	444	461	464	466	7%	—
Other assets	1,808	1,738	1,685	1,728	1,755	(3%)	2%

Total assets	$36,466	$37,649	$38,018	$38,002	$38,271	5%	1%

Future policy benefits, unpaid claims and claim adjustment expenses	$20,562	$21,314	$21,329	$21,301	$21,104	3%	(1%)
Unearned premiums	4,795	4,865	4,763	4,886	4,987	4%	2%
Other liabilities	3,452	3,531	3,730	3,591	3,524	2%	(2%)

Total liabilities	28,809	29,710	29,822	29,778	29,615	3%	(1%)

Equity, x-AOCI, net of tax	7,374	7,320	7,542	7,876	8,080	10%	3%
AOCI, net of tax	283	619	654	348	576	104%	66%

Total stockholders’ equity	7,657	7,939	8,196	8,224	8,656	13%	5%

Total liabilities and stockholders’ equity	$36,466	$37,649	$38,018	$38,002	$38,271	5%	1%

Hartford Fire NAIC RBC			447%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2005	Dec. 31, 2004
Statutory Capital and Surplus	$6,641	$6,335
GAAP Adjustments
Deferred policy acquisition costs	1,080	1,071
Deferred taxes	(361)	(468)
Benefit reserves	(250)	(216)
Unrealized gains on investments	468	776
Goodwill	152	152
Non-admitted assets	788	824
Other, net	(294)	(278)

GAAP Stockholders’ Equity	$8,224	$8,196

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$778	$813	$818	$826	$850	9%	3%	$1,570	$1,676	7%
Tax-exempt	122	122	124	128	131	7%	2%	242	259	7%

Total fixed maturities	900	935	942	954	981	9%	3%	1,812	1,935	7%
Equities
Available-for-sale	7	11	9	12	11	57%	(8%)	18	23	28%
Trading securities	101	(174)	416	221	303	NM	37%	557	524	(6%)

Total equities	108	(163)	425	233	314	191%	35%	575	547	(5%)
Mortgage loans	15	16	16	17	19	27%	12%	27	36	33%
Real estate	—	1	4	—	2	—	—	1	2	100%
Policy loans	47	46	48	36	36	(23%)	—	92	72	(22%)
Limited partnerships	9	7	22	18	19	111%	6%	13	37	185%
Other	42	37	50	48	15	(64%)	(69%)	92	63	(32%)

Subtotal	1,121	879	1,507	1,306	1,386	24%	6%	2,612	2,692	3%
Less: Investment expense	11	13	18	13	16	45%	23%	24	29	21%

Total net investment income	$1,110	$866	$1,489	$1,293	$1,370	23%	6%	$2,588	$2,663	3%
Less: Trading securities	101	(174)	416	221	303	NM	37%	557	524	(6%)

Total net investment income excluding trading securities	$1,009	$1,040	$1,073	$1,072	$1,067	6%	—	$2,031	$2,139	5%

Investment yield, before-tax [2]	5.6%	5.7%	5.7%	5.6%	5.6%	—	—	5.7%	5.6%	(0.1)
Investment yield, after-tax [2]	3.9%	3.9%	3.9%	3.9%	3.8%	(0.1)	(0.1)	3.9%	3.8%	(0.1)

Net Realized Capital Gains (Losses)
Fixed maturities	$46	$64	$79	$92	$35	(24%)	(62%)	$154	$127	(18%)
Equities	(3)	—	(7)	—	—	100%	—	10	—	(100%)
GMWB derivatives, net	6	—	4	7	1	(83%)	(86%)	4	8	100%
Other [3]	3	(20)	(40)	29	(53)	NM	NM	28	(24)	NM

Total net realized capital gains (losses)	$52	$44	$36	$128	$(17)	NM	NM	$196	$111	(43%)

Gross gains on sale	$133	$104	$160	$160	$163	23%	2%	$305	$323	6%
Gross losses on sale	(97)	(34)	(76)	(67)	(118)	(22%)	(76%)	(120)	(185)	(54%)
Impairments	(4)	(6)	(14)	(1)	(10)	(150%)	NM	(18)	(11)	39%
GMWB derivatives, net	6	—	4	7	1	(83%)	(86%)	4	8	100%
Other net gain (loss) [3]	14	(20)	(38)	29	(53)	NM	NM	25	(24)	NM

Total net realized capital gains (losses)	$52	$44	$36	$128	$(17)	NM	NM	$196	$111	(43%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction remeasurements, as well as, the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$582	$608	$608	$612	$635	9%	4%	$1,171	$1,247	6%
Tax-exempt	27	27	27	27	28	4%	4%	52	55	6%

Total fixed maturities	609	635	635	639	663	9%	4%	1,223	1,302	6%
Equities
Available-for-sale	5	9	7	9	8	60%	(11%)	14	17	21%
Trading securities	101	(174)	416	221	303	NM	37%	557	524	(6%)

Total equities	106	(165)	423	230	311	193%	35%	571	541	(5%)
Mortgage loans	12	12	13	14	16	33%	14%	20	30	50%
Policy loans	47	46	48	36	36	(23%)	—	92	72	(22%)
Limited partnerships	6	1	11	7	5	(17%)	(29%)	8	12	50%
Other	37	31	33	33	16	(57%)	(52%)	73	49	(33%)

Subtotal	817	560	1,163	959	1,047	28%	9%	1,987	2,006	1%
Less: Investment expense	7	8	12	9	11	57%	22%	15	20	33%

Total net investment income	$810	$552	$1,151	$950	$1,036	28%	9%	$1,972	$1,986	1%
Less: Trading securities	101	(174)	416	221	303	NM	37%	557	524	(6%)

Total net investment income excluding trading securities	$709	$726	$735	$729	$733	3%	1%	$1,415	$1,462	3%

Investment yield, before-tax [2]	5.8%	5.8%	5.7%	5.6%	5.6%	(0.2)	—	5.8%	5.6%	(0.2)
Investment yield, after-tax [2]	3.8%	3.9%	3.8%	3.7%	3.7%	(0.1)	—	3.8%	3.7%	(0.1)

Net Realized Capital Gains (Losses)
Fixed maturities	$21	$45	$57	$49	$34	62%	(31%)	$79	$83	5%
Equities	(1)	—	(3)	—	—	100%	—	8	—	(100%)
GMWB derivatives, net	6	—	4	7	1	(83%)	(86%)	4	8	100%
Other [3]	—	(17)	(39)	25	(51)	—	NM	11	(26)	NM

Total net realized capital gains (losses)	$26	$28	$19	$81	$(16)	NM	NM	$102	$65	(36%)

Gross gains on sale	$84	$74	$101	$98	$123	46%	26%	$184	$221	20%
Gross losses on sale	(70)	(24)	(35)	(48)	(84)	(20%)	(75%)	(88)	(132)	(50%)
Impairments	(4)	(4)	(9)	(1)	(5)	(25%)	NM	(12)	(6)	50%
GMWB derivatives, net	6	—	4	7	1	(83%)	(86%)	4	8	100%
Other net gain (loss) [3]	10	(18)	(42)	25	(51)	NM	NM	14	(26)	NM

Total net realized capital gains (losses)	$26	$28	$19	$81	$(16)	NM	NM	$102	$65	(36%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction remeasurements, as well as, the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$196	$204	$210	$212	$213	9%	—	$399	$425	7%
Tax-exempt	95	95	97	101	103	8%	2%	190	204	7%

Total fixed maturities	291	299	307	313	316	9%	1%	589	629	7%
Equities	2	2	2	3	3	50%	—	4	6	50%
Mortgage loans	3	4	3	3	3	—	—	7	6	(14%)
Real estate	—	1	4	—	2	—	—	1	2	100%
Limited partnerships	3	6	11	11	14	NM	27%	5	25	NM
Other	—	2	12	11	(5)	—	NM	9	6	(33%)

Subtotal	299	314	339	341	333	11%	(2%)	615	674	10%
Less: Investment expense	4	5	6	4	5	25%	25%	9	9	—

Total net investment income	$295	$309	$333	$337	$328	11%	(3%)	$606	$665	10%

Investment yield, before-tax [2]	5.3%	5.4%	5.7%	5.6%	5.4%	0.1	(0.2)	5.4%	5.5%	0.1
Investment yield, after-tax [2]	3.9%	4.0%	4.2%	4.2%	4.0%	0.1	(0.2)	4.0%	4.1%	0.1

Net Realized Capital Gains (Losses)
Fixed maturities	$25	$19	$22	$43	$1	(96%)	(98%)	$75	$44	(41%)
Equities	(2)	—	(4)	—	—	100%	—	2	—	(100%)
Other [3]	4	(1)	(1)	5	(1)	NM	NM	21	4	(81%)

Total net realized capital gains (losses)	$27	$18	$17	$48	$—	(100%)	(100%)	$98	$48	(51%)

Gross gains on sale	$49	$30	$59	$62	$40	(18%)	(35%)	$121	$102	(16%)
Gross losses on sale	(27)	(10)	(41)	(19)	(34)	(26%)	(79%)	(32)	(53)	(66%)
Impairments	—	(2)	(5)	—	(5)	—	—	(6)	(5)	17%
Other net gain (loss) [3]	5	—	4	5	(1)	NM	NM	15	4	(73%)

Total net realized capital gains (losses)	$27	$18	$17	$48	$—	(100%)	(100%)	$98	$48	(51%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments and foreign currency transaction remeasurments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2004	2004	2004	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1] Taxable	$—	$1	$—	$2	$2	—	—	$—	$4	—

Total fixed maturities	—	1	—	2	2	—	—	—	4	—
Other [2]	5	4	5	4	4	(20%)	—	10	8	(20%)

Total net investment income	$5	$5	$5	$6	$6	20%	—	$10	$12	20%

Net Realized Capital Gains (Losses)
Other net gain (loss) [3]	$(1)	$(2)	$—	$(1)	$(1)	—	—	(4)	(2)	50%

[1]	Includes income on bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2004		2004		2004		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$70,703	83.3%	$74,276	82.2%	$75,100	79.6%	$75,215	77.9%	$76,554	76.1%
Equity securities, at fair value
Available-for-sale	584	0.7%	650	0.7%	832	0.9%	1,089	1.1%	1,382	1.4%
Trading securities	8,995	10.6%	10,685	11.8%	13,634	14.4%	15,855	16.5%	17,955	17.8%

Total equity securities, at fair value	9,579	11.3%	11,335	12.5%	14,466	15.3%	16,944	17.6%	19,337	19.2%
Policy loans, at outstanding balance	2,650	3.1%	2,665	2.9%	2,662	2.8%	2,119	2.2%	2,140	2.1%
Real estate/Mortgage loans, at cost	1,158	1.4%	1,052	1.2%	1,176	1.2%	1,177	1.2%	1,343	1.4%
Limited partnerships, at fair value	390	0.5%	412	0.5%	433	0.5%	459	0.5%	524	0.5%
Other investments [2]	369	0.4%	632	0.7%	571	0.6%	594	0.6%	726	0.7%

Total investments	$84,849	100.0%	$90,372	100.0%	$94,408	100.0%	$96,508	100.0%	$100,624	100.0%
Less: Trading securities	8,995	10.6%	10,685	11.8%	13,634	14.4%	15,855	16.5%	17,955	17.8%

Total investments excluding trading securities	$75,854	89.4%	$79,687	88.2%	$80,774	85.6%	$80,653	83.5%	$82,669	82.2%

HIMCO managed third party accounts	$3,138		$3,274		$3,893		$3,928		$4,832

Asset-backed securities (“ABS”)	$6,574	9.3%	$6,961	9.4%	$7,469	9.9%	$7,438	9.9%	$7,906	10.3%
Commercial mortgage-backed securities (“CMBS”)	11,039	15.6%	11,917	16.0%	11,748	15.6%	11,640	15.5%	12,299	16.1%
Collateralized mortgage obligation (“CMO”)	1,016	1.4%	1,124	1.5%	1,227	1.6%	1,155	1.5%	1,118	1.5%
Corporate	32,587	46.1%	33,904	45.7%	34,153	45.6%	34,743	46.2%	35,426	46.3%
Government/Government agencies — Foreign	1,380	2.0%	1,645	2.2%	1,796	2.4%	1,596	2.1%	1,483	1.9%
Government/Government agencies — U.S.	1,072	1.5%	1,115	1.5%	1,132	1.5%	1,142	1.5%	848	1.1%
Mortgage-backed securities (“MBS”) — agency	2,213	3.1%	2,476	3.4%	2,799	3.7%	3,292	4.4%	3,525	4.6%
Municipal — taxable	827	1.2%	897	1.2%	944	1.3%	1,022	1.4%	1,188	1.5%
Municipal — tax-exempt	10,043	14.2%	10,307	13.9%	10,393	13.8%	10,237	13.6%	10,436	13.6%
Redeemable preferred stock	37	0.1%	37	—	39	0.1%	37	—	42	0.1%
Short-term	3,915	5.5%	3,893	5.2%	3,400	4.5%	2,913	3.9%	2,283	3.0%

Total fixed maturities [1]	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%

AAA	$16,968	24.0%	$18,755	25.3%	$18,787	25.0%	$18,246	24.3%	$18,965	24.8%
AA	7,769	11.0%	8,073	10.9%	8,546	11.4%	9,281	12.3%	10,207	13.3%
A	17,683	25.0%	18,147	24.4%	18,131	24.2%	17,937	23.8%	18,693	24.4%
BBB	17,036	24.1%	17,668	23.8%	17,904	23.8%	18,492	24.6%	18,175	23.7%
Government	4,293	6.1%	4,713	6.3%	5,160	6.9%	5,465	7.3%	5,413	7.1%
BB & below	3,039	4.3%	3,027	4.1%	3,172	4.2%	2,881	3.8%	2,818	3.7%
Short-term	3,915	5.5%	3,893	5.2%	3,400	4.5%	2,913	3.9%	2,283	3.0%

Total fixed maturities [1]	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%

[1]	Includes $122, $144, $159, $208 and $281 in Corporate at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively, of which $113, $114, $152, $201 and $130, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $6, $10, $7, $1 and $7 in Corporate at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2004		2004		2004		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$47,807	78.4%	$50,200	76.9%	$50,531	73.5%	$50,877	71.7%	$51,723	69.5%
Equity securities, at fair value
Available-for-sale	383	0.6%	449	0.7%	525	0.8%	662	0.9%	793	1.1%
Trading securities	8,995	14.7%	10,685	16.4%	13,634	19.8%	15,855	22.3%	17,955	24.1%

Total equity securities, at fair value	9,378	15.3%	11,134	17.1%	14,159	20.6%	16,517	23.2%	18,748	25.2%
Policy loans, at outstanding balance	2,650	4.3%	2,665	4.0%	2,662	3.9%	2,119	3.0%	2,140	2.9%
Real estate/Mortgage loans, at cost	852	1.4%	783	1.2%	923	1.3%	979	1.4%	1,148	1.6%
Limited partnerships, at fair value	234	0.4%	242	0.4%	256	0.4%	273	0.4%	309	0.4%
Other investments	143	0.2%	262	0.4%	185	0.3%	207	0.3%	318	0.4%

Total investments	$61,064	100.0%	$65,286	100.0%	$68,716	100.0%	$70,972	100.0%	$74,386	100.0%
Less: Trading securities	8,995	14.7%	10,685	16.4%	13,634	19.8%	15,855	22.3%	17,955	24.1%

Total investments excluding trading securities	$52,069	85.3%	$54,601	83.6%	$55,082	80.2%	$55,117	77.7%	$56,431	75.9%

ABS	$5,629	11.8%	$5,908	11.8%	$6,358	12.6%	$6,426	12.6%	$6,772	13.1%
CMBS	8,529	17.8%	9,127	18.2%	8,806	17.4%	8,588	16.9%	8,930	17.3%
CMO	908	1.9%	982	2.0%	1,092	2.2%	1,027	2.0%	996	1.9%
Corporate	24,581	51.3%	25,392	50.5%	25,532	50.5%	25,932	51.0%	26,038	50.3%
Government/Government agencies — Foreign	660	1.4%	785	1.6%	788	1.6%	775	1.5%	729	1.4%
Government/Government agencies — U.S.	810	1.7%	877	1.7%	898	1.8%	927	1.8%	700	1.4%
MBS — agency	1,609	3.4%	1,633	3.3%	1,788	3.5%	2,250	4.4%	2,481	4.8%
Municipal — taxable	614	1.3%	680	1.4%	725	1.4%	808	1.6%	965	1.9%
Municipal — tax-exempt	2,181	4.6%	2,264	4.4%	2,270	4.5%	2,260	4.5%	2,478	4.8%
Redeemable preferred stock	12	—	12	—	13	—	12	—	14	—
Short-term	2,274	4.8%	2,540	5.1%	2,261	4.5%	1,872	3.7%	1,620	3.1%

Total fixed maturities	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%

AAA	$9,483	19.8%	$10,554	21.0%	$10,282	20.4%	$10,008	19.6%	$10,596	20.5%
AA	4,511	9.4%	4,875	9.7%	5,275	10.4%	5,986	11.8%	6,565	12.7%
A	13,225	27.7%	13,529	27.0%	13,531	26.8%	13,242	26.0%	13,543	26.2%
BBB	13,026	27.2%	13,300	26.5%	13,447	26.6%	13,945	27.4%	13,616	26.3%
Government	3,345	7.0%	3,514	7.0%	3,803	7.5%	4,111	8.1%	4,130	8.0%
BB & below	1,943	4.1%	1,888	3.8%	1,932	3.8%	1,713	3.4%	1,653	3.2%
Short-term	2,274	4.8%	2,540	5.0%	2,261	4.5%	1,872	3.7%	1,620	3.1%

Total fixed maturities	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2004		2004		2004		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$22,774	96.3%	$23,932	96.0%	$24,410	95.6%	$24,130	95.3%	$24,550	94.6%
Equity securities, available-for-sale, at fair value	201	0.8%	201	0.8%	307	1.2%	427	1.7%	589	2.3%
Real estate/Mortgage loans, at cost	306	1.3%	269	1.1%	253	1.0%	198	0.8%	195	0.8%
Limited partnerships, at fair value	156	0.7%	170	0.7%	177	0.7%	186	0.7%	215	0.8%
Other investments	220	0.9%	360	1.4%	379	1.5%	386	1.5%	401	1.5%

Total investments	$23,657	100.0%	$24,932	100.0%	$25,526	100.0%	$25,327	100.0%	$25,950	100.0%

ABS	$945	4.1%	$1,053	4.4%	$1,111	4.5%	$1,012	4.2%	$1,134	4.6%
CMBS	2,510	11.0%	2,790	11.7%	2,942	12.1%	3,052	12.6%	3,369	13.7%
CMO	108	0.5%	142	0.6%	135	0.6%	128	0.5%	122	0.5%
Corporate	8,006	35.1%	8,512	35.5%	8,621	35.3%	8,811	36.5%	9,189	37.4%
Government/Government agencies — Foreign	720	3.2%	860	3.6%	1,008	4.1%	821	3.4%	754	3.1%
Government/Government agencies — U.S.	262	1.2%	238	1.0%	234	1.0%	215	0.9%	148	0.6%
MBS — agency	604	2.7%	843	3.5%	1,011	4.1%	1,042	4.3%	1,044	4.3%
Municipal — taxable	213	0.9%	217	0.9%	219	0.9%	214	0.9%	223	0.9%
Municipal — tax-exempt	7,862	34.5%	8,043	33.6%	8,123	33.3%	7,977	33.1%	7,958	32.4%
Redeemable preferred stock	25	0.1%	25	0.1%	26	0.1%	25	0.1%	28	0.1%
Short-term	1,519	6.7%	1,209	5.1%	980	4.0%	833	3.5%	581	2.4%

Total fixed maturities	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%

AAA	$7,485	32.8%	$8,201	34.3%	$8,505	34.8%	$8,238	34.1%	$8,354	34.0%
AA	3,258	14.3%	3,198	13.4%	3,271	13.4%	3,295	13.7%	3,549	14.5%
A	4,458	19.6%	4,618	19.2%	4,600	18.8%	4,695	19.5%	5,060	20.6%
BBB	4,010	17.6%	4,368	18.2%	4,457	18.3%	4,547	18.8%	4,558	18.6%
Government	948	4.2%	1,199	5.0%	1,357	5.6%	1,354	5.6%	1,283	5.2%
BB & below	1,096	4.8%	1,139	4.8%	1,240	5.1%	1,168	4.8%	1,165	4.7%
Short-term	1,519	6.7%	1,209	5.1%	980	4.0%	833	3.5%	581	2.4%

Total fixed maturities	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	June 30, 2005			December 31, 2004
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [2] Securities

Three months or less	$5,533	$5,479	$(54)	$7,572	$7,525	$(47)
Greater than three months to six months	3,696	3,646	(50)	573	567	(6)
Greater than six months to nine months	2,228	2,197	(31)	3,405	3,342	(63)
Greater than nine months to twelve months	329	326	(3)	462	445	(17)
Greater than twelve months	3,790	3,643	(147)	2,417	2,285	(132)

Total	$15,576	$15,291	$(285)	$14,429	$14,164	$(265)

BIG [3] and Equity AFS [2] Securities

Three months or less	$808	$795	$(13)	$326	$322	$(4)
Greater than three months to six months	129	122	(7)	33	32	(1)
Greater than six months to nine months	76	71	(5)	174	165	(9)
Greater than nine months to twelve months	20	18	(2)	81	75	(6)
Greater than twelve months	383	335	(48)	285	240	(45)

Total	$1,416	$1,341	$(75)	$899	$834	$(65)

[1]	As of June 30, 2005, fixed maturities represented $267, or 94%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of June 30, 2005 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of June 30, 2005 and December 31, 2004, for which management’s best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see “Valuation of Investments and Derivative Instruments and Evaluation of Other-Than-Temporary Impairments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2004 Form 10-K Annual Report.

[2]	Represents available-for-sale (“AFS”) securities.

[3]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	June 30, 2005			December 31, 2004
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$4,090	$4,052	$(38)	$5,560	$5,528	$(32)
Greater than three months to six months	2,732	2,698	(34)	474	470	(4)
Greater than six months to nine months	1,563	1,542	(21)	2,277	2,237	(40)
Greater than nine months to twelve months	263	261	(2)	399	383	(16)
Greater than twelve months	2,332	2,223	(109)	1,415	1,323	(92)

Total	$10,980	$10,776	$(204)	$10,125	$9,941	$(184)

BIG and Equity AFS Securities

Three months or less	$382	$373	$(9)	$206	$203	$(3)
Greater than three months to six months	84	78	(6)	14	13	(1)
Greater than six months to nine months	56	52	(4)	128	120	(8)
Greater than nine months to twelve months	7	6	(1)	79	73	(6)
Greater than twelve months	303	258	(45)	225	184	(41)

Total	$832	$767	$(65)	$652	$593	$(59)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2005			December 31, 2004
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$1,443	$1,427	$(16)	$2,012	$1,997	$(15)
Greater than three months to six months	964	948	(16)	99	97	(2)
Greater than six months to nine months	665	655	(10)	1,128	1,105	(23)
Greater than nine months to twelve months	66	65	(1)	63	62	(1)
Greater than twelve months	1,458	1,420	(38)	1,002	962	(40)

Total	$4,596	$4,515	$(81)	$4,304	$4,223	$(81)

BIG and Equity AFS Securities

Three months or less	$426	$422	$(4)	$120	$119	$(1)
Greater than three months to six months	45	44	(1)	19	19	—
Greater than six months to nine months	20	19	(1)	46	45	(1)
Greater than nine months to twelve months	13	12	(1)	2	2	—
Greater than twelve months	80	77	(3)	60	56	(4)

Total	$584	$574	$(10)	$247	$241	$(6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2005

	LIFE
		Percent of
TOP TEN CORPORATE		Total
FIXED MATURITY	Fair	Invested
EXPOSURES BY SECTOR	Value	Assets
Financial services	$7,238	9.7%
Technology and communications	3,492	4.7%
Utilities	2,841	3.8%
Consumer non cyclical	2,630	3.5%
Basic industry	2,515	3.4%
Consumer cyclical	2,395	3.2%
Capital goods	1,826	2.5%
Energy	1,349	1.8%
Other	1,100	1.5%
Transportation	652	0.9%

Total	$26,038	35.0%

TOP TEN EXPOSURES BY ISSUER [2]

JPMorgan Chase & Co.	$268	0.4%
HSBC Holdings plc	262	0.3%
Royal Bank of Scotland Group plc	260	0.3%
SBC Communications Inc.	256	0.3%
Bank of America Corp.	201	0.3%
Barclays Bank PLC	193	0.3%
American Express Credit Account	192	0.3%
Credit Suisse Group	190	0.3%
Banco Santander Central Hispano SA	188	0.3%
Citigroup Inc.	182	0.2%

Total	$2,192	3.0%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,434	9.4%
Technology and communications	1,460	5.6%
Utilities	1,200	4.6%
Consumer non cyclical	962	3.7%
Basic industry	762	2.9%
Consumer cyclical	775	3.0%
Capital goods	577	2.2%
Energy	553	2.1%
Other	246	1.0%
Transportation	220	0.9%

Total	$9,189	35.4%

State of California	$269	1.0%
State of Massachusetts	239	0.9%
New York City, NY	199	0.8%
State of Georgia	154	0.6%
JPMorgan Chase & Co.	150	0.6%
SLM Corporation	145	0.6%
Puerto Rico Public Buildings Authority	122	0.5%
Mass. Bay Transportation Authority	118	0.5%
Merrill Lynch & Co., Inc.	116	0.4%
State of Illinois	110	0.4%

Total	$1,622	6.3%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$9,825	9.8%
Technology and communications	4,958	4.9%
Utilities	4,041	4.0%
Consumer non cyclical	3,592	3.6%
Basic industry	3,290	3.3%
Consumer cyclical	3,187	3.2%
Capital goods	2,413	2.4%
Energy	1,902	1.9%
Other	1,346	1.3%
Transportation	872	0.8%

Total	$35,426	35.2%

JPMorgan Chase & Co.	$422	0.4%
State of California	420	0.4%
State of Massachusetts	379	0.4%
SBC Communications Inc.	364	0.4%
HSBC Holdings plc	356	0.4%
Royal Bank of Scotland Group plc	301	0.3%
The Goldman Sachs Group, Inc.	280	0.3%
News Corp	247	0.2%
Barclays Bank PLC	245	0.2%
Merrill Lynch & Co., Inc.	243	0.2%

Total	$3,257	3.2%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.